[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and the type of information that the registrant customarily and actually treats as private and confidential.

U.S. LICENSE AGREEMENT

by and among

PROTHENA BIOSCIENCES LIMITED

and

CELGENE SWITZERLAND LLC

Dated as of July 30, 2021

TABLE OF CONTENTS

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits.

LIST OF SCHEDULES
SCHEDULE 1.28    EXISTING PROGRAM AGREEMENTS
SCHEDULE 1.40    IN-LICENSE AGREEMENTS AND OTHER THIRD PARTY
            AGREEMENTS
SCHEDULE 1.45    LICENSED PROGRAM ANTIBODIES
SCHEDULE 1.47(b)    LICENSED PROGRAM PATENTS
SCHEDULE 1.49    LICENSED TARGET
SCHEDULE 1.64    PROTHENA LICENSED COLLABORATION PATENTS
SCHEDULE 1.66    PROTHENA PLATFORM TECHNOLOGY
SCHEDULE 8.2    EXCEPTIONS TO PROTHENA REPRESENTATIONS AND
            WARRANTIES
SCHEDULE 8.4    EXCEPTIONS TO CELGENE REPRESENTATIONS AND
            WARRANTIES

U.S. LICENSE AGREEMENT
This U.S. LICENSE AGREEMENT (this “Agreement”) is entered into and made effective as of July 30, 2021 (the “Effective Date”) by and between Prothena Biosciences Limited, an Irish limited company (“Prothena”) and Celgene Switzerland LLC, a Delaware limited liability company (“Celgene”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties”.
RECITALS
WHEREAS, Prothena and Celgene entered into that certain Master Collaboration Agreement, dated as of March 20, 2018 (the “Master Collaboration Agreement”), pursuant to which, among other things, Prothena has conducted research and development programs with respect to certain targets (each, a “Program”) and Celgene has an exclusive option to obtain an exclusive license to research, develop, manufacture and commercialize Antibodies that Target such targets;
WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its IND Option (as defined in the Master Collaboration Agreement) with respect to a given Program, the Parties are obligated to enter into a U.S. License Agreement with respect to such Program; and
WHEREAS, Celgene has exercised its IND Option (as defined in the Master Collaboration Agreement) with respect to the Licensed Program, and, as such, the Parties are entering into this Agreement pursuant to which, among other things, Prothena grants to Celgene exclusive rights and licenses with respect to the research, development, manufacture and commercialization of Licensed Antibodies and Licensed Products in the Territory, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.
1.1“Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”) or, to the extent that Celgene adopts International Financial Reporting Standards (“IFRS”), then “Accounting Standards” shall mean IFRS, in either case consistently applied.
1.2“Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and the type of information that the registrant customarily and actually treats as private and confidential.

direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.
1.3“Annual Net Sales” means, on a Licensed Product-by-Licensed Product basis, total Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Licensed Product in a particular Calendar Year, calculated in accordance with Accounting Standards consistently applied.
1.4“Antibody” means any [***] antibody (including [***] whether human, humanized, chimeric, murine, synthetic or from any other source.
1.5“Applicable Law” or “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (“HIPAA”) and the Health Information Technology for Economic and Clinical Health Act and the General Data Protection Regulation (2016/679).
1.6“Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring disease susceptibility, severity or state, or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.
1.7“Biosimilar Application” means an application or submission filed with a Regulatory Authority for marketing authorization of a Biosimilar Product.
1.8“Biosimilar Product” means, with respect to a given Licensed Product, a biological product (a) that contains (i) an identical active ingredient(s) as the Licensed Antibody in such Licensed Product, or (ii) a “highly similar” active ingredient(s) to the Licensed Antibody in such Licensed Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, or any successor FDA guidance thereto, (b) for which Regulatory Approval is obtained by referencing Regulatory Materials of such Licensed Product, (c) is approved for use in such country (or region) pursuant to a Regulatory Approval process governing approval of interchangeable or biosimilar biologics as described in 42 U.S.C. §§ 262, or a similar process for Regulatory Approval in any country (or region) outside the United States, or any other similar provision that comes into force, or is the subject of a notice with respect to such Licensed Product under 42 U.S.C. § 262(l)(2) or any other similar provision that comes into force in such country (or region), and (d) is sold in the same country as such Licensed Product by any Third Party that is not a Sublicensee of Celgene or its Affiliates with respect to the Prothena IP and did

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

not purchase such product in a chain of distribution that included any of Celgene or any of its Affiliates or its Sublicensees.
1.9“BPCIA” means Biologics Price Competition and Innovation Act of 2009, as amended.
1.10“Business Day” means a day on which banking institutions in New York City, New York, are open for business, excluding any Saturday or Sunday.
1.11“Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that the final Calendar Quarter shall end on the last day of the Term.
1.12“Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that the final Calendar Year shall end on the last day of the Term.
1.13“Celgene IP” means Patents and Know-How owned or otherwise controlled (through license or otherwise, but excluding through grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates (including any Know-How that is, created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Celgene or any of its Affiliates pursuant to the conduct of activities under this Agreement). For the avoidance of doubt, Celgene IP excludes (i) Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena, solely or jointly with a Third Party; (ii) Joint Program IP (as defined under the Master Collaboration Agreement); (iii) [***], and (iv) Joint IP.
1.14“Celgene Phase 1 Portion Participation Right” means the Celgene Phase 1 Portion Participation Right (as defined in the Master Collaboration Agreement) for the Licensed Program.
1.15“Change of Control” in respect of a Person (an “Acquired Person”) shall be deemed to have occurred upon any of the following occurring after the Effective Date: (i) any Person or group of Persons that is not an Affiliate of such Acquired Person becomes the beneficial owner (directly or indirectly) of more than fifty percent (50%) of the voting shares of such Acquired Person; (ii) such Acquired Person consolidates with or merges into or with another Person that is not an Affiliate of such Acquired Person pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Acquired Person immediately preceding such consolidation or merger; and/or (iii) that Acquired Person sells or transfers to another Person that is not an Affiliate of such Acquired Person all or substantially all of its assets.
1.16“Clinical Trial” means a human clinical trial, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial or Registration Enabling Clinical Trial, any study incorporating

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

more than one of these phases, or any human clinical trial commenced after Regulatory Approval.
1.17“Commercialization” means any and all activities directed to the commercialization of a product (which may include related diagnostic products, if applicable), including commercial manufacturing (including Manufacturing) and commercial supply of a product, marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such product, importing, exporting and transporting such product for commercial sale, and seeking of pricing and reimbursement of a product (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product (or related diagnostic product, if applicable)), as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.
1.18“Commercially Reasonable Efforts” means, with respect to Celgene in relation to an obligation under this Agreement with respect to a Licensed Antibody or Licensed Product, such efforts that are consistent with the efforts and resources normally used by Celgene in the exercise of its commercially reasonable business practices relating to performance of an obligation for a similar pharmaceutical compound or product (including the research, development, manufacture and commercialization of a pharmaceutical compound or product), as applicable, at a similar stage in its research, development or commercial life as the relevant Licensed Antibody or Licensed Product, and that has commercial and market potential similar to the relevant Licensed Antibody or Licensed Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patents or other intellectual property rights, [***], and legal issues.
1.19“Confidential Information” means, with respect to a Party, all confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.
1.20“Control”, “Controls” or “Controlled” means, with respect to any intellectual property (including Know-How) or Confidential Information, the ability of a Party or its Affiliates, as applicable, (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to otherwise disclose such intellectual property or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

license or sublicenses as provided herein or to otherwise disclose such intellectual property or Confidential Information to the other Party.
1.21“Cover”, “Covering” or “Covered” means, with reference to a Patent claim, that such Patent claim has a Valid Claim that claims the [***], and that the sale of a Licensed Antibody (or product incorporating such Licensed Antibody) would infringe such Valid Claim in the country in which such activity occurs without a license thereto (or ownership thereof); provided, that with respect to method of use, such method of use is for an Indication for which Regulatory Approval has been received (as set forth on the approved labeling for the applicable Licensed Product incorporating such Licensed Antibody) for such Licensed Antibody in such country.
1.22“Derivative” means, with respect to a Licensed Target [***] thereof.
1.23“Development” means (i) research activities (including drug discovery, identification and/or synthesis) with respect to a product (which may include related diagnostic products, if applicable), and/or (ii) preclinical and clinical drug development activities, and other development activities, with respect to a product (which may include related diagnostic products, if applicable), including test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials and other studies commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.
1.24“Diagnostic Product” means, on a Licensed Product-by-Licensed Product basis, any diagnostic product (which may include a Licensed Antibody or Licensed Product being used as a diagnostic product) which is necessary or reasonably useful (a) for the [***] in a patient or Patient Sample, and/or (b) to [***] in a patient or Patient Sample, and/or (c) to [***] to achieve improved safety or effectiveness, and/or (d) in disease identification, prognosis, disease monitoring, monitoring [***], in each case of (a), (b), (c) and (d), which is intended for use or is Developed or approved for use in connection with a therapeutic Licensed Antibody or Licensed Product (which may include [***]). Without limiting the foregoing, Diagnostic Products shall include “Companion Diagnostics” for a pharmaceutical product as defined in FDA’s “Guidance for Industry and Food and Drug Administration Staff - In Vitro Companion Diagnostic Devices” as well as complementary diagnostics.
1.25“Dollars” or “$” means the legal tender of the United States.
1.26“EU” means all countries that are officially recognized as member states of the European Union at any particular time.
1.27“Executive Officers” means in the case of Prothena, Prothena’s Chief Executive Officer and in the case of Celgene,, the Executive Vice President, Research and Early Development of Bristol-Myers Squibb Company, which is an Affiliate of Celgene, or the Chief

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Medical Officer of Bristol-Myers Squibb Company (or the officer or employee of Bristol-Myers Squibb Company then serving in a substantially equivalent capacity) or, in each case with respect to any of the foregoing, his or her designee.
1.28“Existing Program Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party solely related to the Development or Manufacture of any Licensed Antibodies or Licensed Products, in effect as of the Effective Date, as set forth on Schedule 1.28.
1.29“Field” means any and all uses or purposes, including the treatment, prophylaxis, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.
1.30“First Commercial Sale” means, on a Licensed Product-by-Licensed Product basis in the Territory, the first sale of such Licensed Product in the Territory for use or consumption by the general public (following receipt of all Regulatory Approvals that are required in order to sell such Licensed Product in the Territory) and for which any of Celgene or its Affiliates or Sublicensees has invoiced sales of Licensed Products in the Territory; provided, however, that the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or Sublicensee, unless the Affiliate or Sublicensee is the last Person in the distribution chain of the Licensed Product; or (b) any use of such Licensed Product in Clinical Trials or non-clinical development activities with respect to such Licensed Product by or on behalf of a Party, or disposal or transfer of such Licensed Product for a bona fide charitable purpose, compassionate use or samples.
1.31“Global License Agreement” means each Global License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement.
1.32“Good Clinical Practices” or “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).
1.33“Good Laboratory Practices” or “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.
1.34“Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable, (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Practice for Medicinal Products”, and (c) all Applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.
1.35“Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal), (c) multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
1.36“IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).
1.37“IND Option Exercise Fee” shall mean the IND Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program.
1.38“Indication” means an entirely separate and distinct disease or medical condition in humans [***]. For clarity, [***].
1.39“Initiation” means, with respect to a given Clinical Trial, the administration of the first dose of Licensed Product to the first properly enrolled subject in such Clinical Trial in accordance with the protocol for such Clinical Trial.
1.40“In-License Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party pursuant to which such Third Party licenses to Prothena (or its Affiliates, as applicable) any Patents or Know-How included in the Prothena IP, including those set forth on Schedule 1.40.
1.41 “Know-How” means all proprietary (a) information, techniques, technology, practices, trade secrets, inventions, methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, techniques, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools, in each case, whether patentable or not; and (b) tangible manifestations thereof, including any and all of the foregoing relating to Licensed Program Biological and Chemical Materials.
1.42“Licensed Antibody” means (a) any Licensed Program Antibody and (b) any other Antibody that is a variant, fragment, derivative or other modification of a Licensed Program Antibody that (i) Targets the Licensed Target, (ii) is made by or on behalf of Celgene or its Affiliates or Sublicensees during the Term in the course of its activities performed under this Agreement and (iii) is claimed (or was claimed in an issued Patent that has subsequently expired)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

as a composition of matter in a Licensed Program Patent set forth on Schedule 1.47(b), Prothena Licensed Collaboration Patent set forth on Schedule 1.64, or Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement).
1.43“Licensed Product” means any product that constitutes, incorporates, comprises or contains a Licensed Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Product that constitute, incorporate, comprise or contain the same Licensed Antibody shall be considered the same Licensed Product for purposes of this Agreement. Licensed Products shall include, in all cases, any Licensed Program Product.
1.44“Licensed Program” means the Development program undertaken by or on behalf of Prothena pursuant to the Master Collaboration Agreement with respect to the Licensed Target.
1.45“Licensed Program Antibody” means, with respect to the Licensed Program, (i) the Collaboration Candidates (as defined in the Master Collaboration Agreement) that Target the Licensed Target that were Developed under such Licensed Program pursuant to the Master Collaboration Agreement, including those as set forth on Schedule 1.45 and (ii) all Related Antibodies with respect to any Antibody described in the foregoing clause (i) provided that such Related Antibodies are claimed (or were claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.47(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.64, or a Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents or Prothena Licensed Collaboration Patents. For the avoidance of doubt, Licensed Program Antibodies are included within the definition of Licensed Antibody.
1.46“Licensed Program Biological and Chemical Materials” means, with respect to the Licensed Program, any and all compositions of matter, cells, cell lines, assays, animal models, imaging agents, Patient Samples, Biomarkers and any other physical, biological or chemical material, that are Controlled by Prothena or its Affiliates and [***] the Licensed Target or Licensed Program Antibodies (or the Development, Manufacture or Commercialization thereof), including physical embodiments of the Licensed Program Antibodies and any diagnostics related to such Licensed Program Antibodies, in each case, (i) created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, in such Licensed Program under the Master Collaboration Agreement or (ii) otherwise utilized by or on behalf of Prothena or its Affiliates in the Licensed Program under the Master Collaboration Agreement. To the extent the Licensed Program Biological and Chemical Materials were created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Licensed Program Know-How” hereunder, and to the extent the Licensed Program Biological and Chemical Materials were not created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, but were otherwise utilized in the development of the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Prothena Licensed Collaboration Know-How” hereunder.
1.47“Licensed Program IP” means, collectively:
(a)“Licensed Program Know-How” which means any and all Know-How that was created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case (i) by or on behalf of [***], (ii) by or on behalf of [***], or (iii) by or on behalf of [***]. For the avoidance of doubt, Licensed Program Know-How (i) includes ‘Program Know-How’ (as defined in the Master Collaboration Agreement) related to the Licensed Program but (ii) expressly excludes any Know-How created, conceived, discovered, first generated, invented, first made or first reduced to practice in the course of activities performed under this Agreement and any Joint Program Know-How (as defined in the Master Collaboration Agreement); and
(b)“Licensed Program Patents” which means any Patents in the Territory Controlled by Prothena or its Affiliates that claim or cover any Licensed Program Know-How, including the Patents set forth on Schedule 1.47(b). For the avoidance of doubt, Licensed Program Patents, include ‘Program Patents’ (as defined in the Master Collaboration Agreement) related to the Licensed Program, but expressly exclude Joint Program Patents (as defined in the Master Collaboration Agreement).
1.48“Licensed Program Product” means, with respect to the Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Program Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Program Product that constitutes, incorporates, comprises or contains the same Licensed Program Antibody shall be considered the same Licensed Program Product for purposes of this Agreement. For the avoidance of doubt, Licensed Program Products are included within the definition of Licensed Products.
1.49“Licensed Target” means the target set forth on Schedule 1.49, including Derivatives thereof.
1.50“Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof,

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

quality assurance and quality control activities related to manufacturing and release of a product or diagnostic product, and regulatory activities related to any of the foregoing.
1.51“Marketing Authorization Application” or “MAA” means a Marketing Authorization Application, Biologics License Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or diagnostic product, in a country or in a group of countries.
1.52“Net Sales” means, in respect of a given Licensed Product, the total [***] amounts [***] for all sales of such Licensed Product in the Territory for use in the Field by Celgene, its Affiliates or Sublicensees to Third Party customers (including to distributors), less the following deductions [***] so as to arrive at “net sales” under Accounting Standards as reported by Celgene, its Affiliates or Sublicensees, as applicable, in such Person’s financial statements:
[***].
There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate Net Sales. The calculations set forth in this definition of “Net Sales” shall be determined in accordance with Accounting Standards.
Sales or other transfers between Celgene and its Affiliates or Sublicensees, as well as any transfers or dispositions of any Licensed Products for [***], in each case, shall be excluded from the computation of Net Sales.
The calculations set forth in this section shall be determined in accordance with Accounting Standards. If any Licensed Product is, or is sold as part of, a Combination Product, Net Sales shall be calculated assuming that the gross sale price of each unit is equal to the product of (i) Net Sales of the Combination Product calculated as above (i.e., calculated as for a non-Combination Product), and (ii) the fraction [***], where:
[***]
For purposes of this definition, “Combination Product” means any pharmaceutical product that (a) contains two or more active ingredients, including both (1) a Licensed Antibody and (2) one or more other compounds (which may be Antibodies) but that are not a Licensed Antibody, either as a fixed dose product, co-formulated product or co-packaged product, and sold for a single price, and (b) is Developed or Commercialized, alone or together with a Third Party, by Celgene or any of its Affiliates or Sublicensees. Any vehicles, adjuvants and excipients used in conjunction with any Licensed Antibody shall not be treated as active ingredients for the purposes of this definition.
1.53“Patents” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations,

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.
1.54“Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.
1.55“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.
1.56“Phase 1 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(a) (as amended), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country, and is intended to (a) determine the safety, pharmacokinetics and pharmacodynamic parameters in healthy individuals or patients, and (b) following the foregoing clause (a), further evaluate safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which need not be designed to be statistically significant) of the product, whether or not in combination with concomitant treatment and which provides sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Registration Enabling Clinical Trial with Regulatory Authorities.
1.57“Phase 1 Option” shall mean the Phase 1 Option (as defined in the Master Collaboration Agreement) for the Licensed Program.
1.58“Phase 1 Option Term” shall mean the Phase 1 Option Term (as defined in the Master Collaboration Agreement) for the Licensed Program.
1.59“Phase 2 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), as amended, and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.60“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.
1.61“Prothena IP” means the Prothena Licensed Collaboration Patents, the Prothena Licensed Collaboration Know-How, the Licensed Program Patents and the Licensed Program

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Know-How, as well as Prothena’s (and its Affiliates’) right, title and interest in and to the Joint IP and any Joint Program IP (as defined under the Master Collaboration Agreement).
1.62“Prothena Licensed Collaboration IP” means all Prothena Licensed Collaboration Know-How and Prothena Licensed Collaboration Patents
1.63“Prothena Licensed Collaboration Know-How” means any and all Know-How that is Controlled by Prothena or its Affiliates on or after the Effective Date that (a) is necessary [***] to research, develop, make, have made, import, use, offer to sell, sell or otherwise exploit any [***], Licensed Program Antibody or Licensed Program Product or (b) is or was otherwise introduced into or used in the performance of a Program by or on behalf of Prothena or its Affiliates, including (i) any diagnostics related to any such Licensed Program Antibody or Licensed Program Product and (ii) Know-How conceived, created discovered, first generated, invented, first made or first reduced to practice by or on behalf of a Prothena or its Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement; but expressly excluding Joint Know-How, Joint Program Know-How (as defined in the Master Collaboration Agreement) and Licensed Program Know-How.
1.64“Prothena Licensed Collaboration Patents” means any and all Patents in the Territory that are Controlled by Prothena or its Affiliates on or after the Effective Date that claim or cover (a) any Licensed Target, any Licensed Program Antibody or any Licensed Program Product, or the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any of the foregoing, or (b) any Prothena Licensed Collaboration Know-How; but expressly excluding Joint Patents, Joint Program Patents (as defined in the Master Collaboration Agreement) and Licensed Program Patents. Prothena Licensed Collaboration Patents shall include the Patents set forth on Schedule 1.64.
1.65“Prothena Platform Patent” means a Patent within the Prothena Licensed Collaboration Patents that [***] claims the Prothena Platform Technology.
1.66“Prothena Platform Technology” means the [***]; but in any case excluding [***].
1.67“Registration Enabling Clinical Trial” means (a) a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), as amended, and is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.68“Regulatory Approval” means all approvals, licenses and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or diagnostic product for a particular Indication in a country or region (including separate pricing or reimbursement approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

1.69“Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be (the “MHLW”) in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or diagnostic product, as applicable, in such country or region.
1.70“Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product basis in the Territory, that Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority in the Territory to market and sell the Licensed Product in the Territory, in each case, such that market exclusivity is maintained for Celgene (or its Affiliate or Sublicensee, as applicable) in the Territory with respect to such Licensed Product as a result of such grant by such Regulatory Authority.
1.71“Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or diagnostic product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, including all Drug Master Files (if any), INDs and supplemental biologics license applications (sBLAs) and foreign equivalents of any of the foregoing.
1.72“Related Antibody” means, with respect to a given Antibody, any [***].
1.73“Royalty Term” means, on a Licensed Product-by-Licensed Product basis in the Territory, the period of time commencing on the First Commercial Sale of such Licensed Product in the Territory and expiring upon the latest of (a) the first date on which there is no Valid Claim of a Patent within the [***] Licensed Product in the Territory and (b) the [***] anniversary of the date of First Commercial Sale of such Licensed Product in the Territory.
1.74“Safety Reason” means [***].
1.75“Select Indication” means each of the following separate and distinct Indications: [***] such other Indications as the Parties may mutually agree in writing to be expressly included as a “Select Indication” for purposes of this Agreement; provided that such indication is identified as an approved use for the applicable Licensed Product in the approved label for such Licensed Product in the applicable country.
1.76“Sublicensee” means, with respect to Celgene, a Third Party to whom Celgene has granted a sublicense, either directly or indirectly, under the Prothena IP licensed to Celgene by Prothena pursuant to this Agreement, to Develop, Manufacture and/or Commercialize

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Licensed Antibodies and Licensed Products in the Field in the Territory, but excluding any Third Party acting as a distributor and excluding Prothena and its Affiliates.
1.77“Target” means, with respect to a given Antibody and the Licensed Target, that such Antibody [***]. For the purposes of the “Target” definition, [***] means [***].
1.78“Territory” means the United States.
1.79“Third Party” means any Person other than Prothena or Celgene that is not an Affiliate of Prothena or of Celgene.
1.80“Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.
1.81“Third Party Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses payable to a Third Party by a Party (or the Prothena Indemnitees or Celgene Indemnitees, as applicable) under a Third Party Claim (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation in connection therewith).
1.82“United States” or “U.S.” means the United States of America and all of its territories and possessions.
1.83“U.S. License Agreement” shall mean each U.S. License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement. When used in this Agreement, references to U.S. License Agreements are references to U.S. License Agreements other than this Agreement.
1.84“Valid Claim” means a claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents (as defined in the Master Collaboration Agreement) in the Territory that has issued and has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures or similar proceedings.
1.85Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
Acquired Person	1.15
Active Immunotherapeutic Approaches	4.2.1
Agreement	Preamble
Celgene	Preamble
Celgene Acquired Competing Antibody	4.4.2
Celgene Exclusivity Term	4.4.1
Celgene Indemnitees	9.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Celgene Proposed Terms	4.2.2
Celgene Share	6.8.2(d)
Celgene Third Party Payments	5.2.4
Clinical Trial Preliminary Activities Outside Date	10.5
Combination Product	1.52
Competing Antibody	4.4.1
Competing Compound	4.1
Cure Period	10.2.1
Disclosing Party	7.1
Dispute	11.8.2
Electronic Delivery	11.12
Effective Date	Preamble
EMA	1.69
Excluded Claim	11.8.3(d)
FDA	1.69
Financial Transparency Laws	11.17
[***]	[***]
Force Majeure	11.3
GAAP	1.1
Grant	4.2.2
Grant Notice	4.2.2
HIPAA	1.5
IFRS	1.1
Indemnitee	9.3
Indemnitor	9.3
Indirect Taxes	5.5.2(b)
Insolvency Event	10.4
Joint IP	6.6.4
Joint Know-How	6.6.4
Joint Patents	6.6.4
Licensed Program Assets	2.5
Licensed Program Confidential Information	7.11
Licensed Program Know-How	1.47(a)
Licensed Program Non-Specific IP	7.2
Licensed Program Patents	1.47(b)
Licensed Program Specific IP	7.2
Master Collaboration Agreement	Recitals
MHLW	1.69
Negotiation Period	4.2.2
[***]	[***]
Notice Period	4.2.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Ongoing Prothena Development Activities	2.3.3
Party or Parties	Preamble
Patent Liaison	6.7
Payee Party	5.5.2(b)
Paying Party	5.5.2(b)
Per Licensed Product Annual Net Sales	5.2.1
Program	Recitals
Prothena	Preamble
Prothena Indemnitees	9.1
Prothena Licensor	8.3.3
Prothena Ongoing Program Activities	2.3
Prothena Reversion Antibodies	10.10.1
Publishing Party	7.8.1
Receiving Party	7.1
Regulatory Milestone Payment	5.3.1
Right of First Negotiation	4.2.2
Sales Milestone Payment	5.4.1
SEC	7.4.1(a)
Securities Regulators	7.6
Tax Benefit	5.5.2(c)
Term	10.1.1
Transfer Date	2.2.1(a)

ARTICLE 2
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION
2.1Development, Manufacturing and Commercialization.
2.1.1General. From and after the Effective Date, and subject to the terms and conditions of this Agreement (including Sections 2.2, 2.3, and 2.8), (i) Celgene will have the sole right (and shall solely control, at its discretion), itself and/or with or through its Affiliates, Sublicensees or other Third Parties, to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, and (ii) Prothena and its Affiliates shall not have any right to, and shall not, conduct any Development, Manufacture or Commercialization of any Licensed Antibodies or Licensed Products in the Field in the Territory.
2.1.2Diligence. From and after the end of the Phase 1 Option Term, and subject to the terms and conditions of this Agreement (including Sections 2.2, 2.3, and 2.8), Celgene, itself and/or with or through its Affiliates, Sublicensees or other Third Parties, will use Commercially Reasonable Efforts to [***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

2.1.3Celgene Progress Updates. During the Term until such time as Celgene has submitted a MAA for at least one Licensed Product in a Select Indication in the Territory, Celgene and Prothena shall meet at least [***] to discuss the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement. Such meeting shall be either in person or telephonically as agreed to by the Parties. In addition, during the Term until such time as Celgene has submitted an MAA for at least one Licensed Product for a Select Indication in the Territory, at least [***] (or more frequently as agreed to by the Parties), Celgene shall submit to Prothena a written report summarizing the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement since the last report.
2.2Regulatory.
2.2.1Regulatory Materials.
(a)Subject to Section 2.3, and subject further to Section 2.6.1(b) of the Master Collaboration Agreement with respect to the Licensed Program, until the end of the Phase 1 Option Term for the Licensed Program (the “Transfer Date”), Prothena shall have the right, in consultation with Celgene, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development and Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development and Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder. Prothena will provide Celgene with a reasonable opportunity to comment substantively on all material Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Celgene, including with respect to filing strategy. In addition, Prothena will allow Celgene or its representative to attend any and all meetings with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority.
(b)Subject to Section 2.3, after the Transfer Date, Celgene shall have the right, in consultation with Prothena, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development, Manufacture and Commercialization of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development, Manufacture and Commercialization of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder. Celgene will provide Prothena with a reasonable opportunity to comment substantively on all material Regulatory Materials, but only if such Regulatory Materials directly impact regulatory matters with respect to Licensed Program Antibodies and/or Licensed Program Products outside the Territory, prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Prothena, including with respect to filing strategy. In addition, Celgene will allow Prothena or its representative to attend any and all meetings with Regulatory Authorities with respect to Licensed Program Antibodies and/or Licensed Program Products in the Territory to the extent such attendance is not prohibited or limited by such Regulatory Authority, but only if such meeting directly impacts regulatory matters with respect to Licensed Program Antibodies and/or Licensed Program Products outside the Territory.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

2.2.2Safety Information. Prior to the Transfer Date, Prothena shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and shall promptly provide Celgene with all information concerning the pharmaceutical safety of Licensed Program Antibodies and/or Licensed Program Products in the Territory. After the Transfer Date, Celgene shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and shall promptly provide Prothena with all such information concerning the pharmaceutical safety of Licensed Program Antibodies and/or Licensed Program Products in the Territory.
2.2.3Step-In Right of Celgene. In the event that Prothena does not undertake any activities allocated to Prothena in the provisions of Section 2.2.1 or 2.2.2 in any respect, then, upon written notice from Celgene to Prothena, Celgene (or its designee) shall have the right to do so, and Prothena shall provide Celgene with reasonable assistance in connection therewith.
2.2.4Right of Reference; Access to Data. Celgene (and its designees) shall have, and Prothena (on behalf of itself and its Affiliates) hereby grants to Celgene (and its designees), access and a right of reference (without any further action required on the part of Prothena or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all Regulatory Materials with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory that are Controlled by Prothena (or its Affiliates) and all data contained or referenced in any such Regulatory Materials for Celgene (and its designees) solely to the extent necessary for Celgene to exercise its rights and perform its obligations hereunder.
2.2.5Additional Regulatory Activities by Celgene. For the avoidance of doubt, without limiting any other rights or remedies of Celgene, Celgene shall have the right to undertake any regulatory activities, including to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development, Manufacture and Commercialization of any Licensed Antibodies and/or Licensed Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development, Manufacture and Commercialization of any Licensed Antibodies and/or Licensed Products in the Territory hereunder, to the extent such activities are not performed by Prothena.
2.2.6Pharmacovigilance. At the written request of Celgene, within [***] after such request, Prothena and Celgene (or its designee(s)) will enter into a pharmacovigilance agreement in order to, among other things, coordinate safety matters and share safety information with respect to Licensed Products.
2.3Prothena Ongoing Activities in Support of Licensed Program.
2.3.1Prothena Ongoing Program Activities. Notwithstanding the provisions of Section 2.1.1 or Section 2.2.1, Prothena shall have the right to continue to conduct Development activities (and related activities, including as set forth in Section 2.5.1(b)(iv) of the Master Collaboration Agreement with respect to the Licensed Program) for the Licensed Program under, and in accordance with, the Master Collaboration Agreement, through the first to occur of (i) the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

end of the Phase 1 Option Term for the Licensed Program, or (ii) Celgene’s exercise of the Celgene Phase 1 Portion Participation Right; provided, however, that if thereafter, in the event that Prothena desires to conduct any Development activities (or related activities) in the Territory that are not set forth in the Master Collaboration Agreement or this Agreement, Prothena may only conduct such activities to the extent requested by Celgene in writing, or otherwise with the prior written consent of Celgene.
2.3.2Transition Supply. If Prothena was supplying (or having supplied) any Licensed Antibody and/or Licensed Product for any Clinical Trial(s) or other Development activities conducted with respect to the Licensed Program under the Master Collaboration Agreement, then, at Celgene’s written request, Prothena will be responsible for supplying, and shall supply, to Celgene (or its designee) Licensed Antibody(ies) and/or Licensed Product(s), for use in Development by or on behalf of Celgene hereunder for a period not to exceed [***] (or such longer period of time as agreed to by the Parties), as and to the extent requested by Celgene; provided that Celgene shall pay to Prothena a reasonable, fair value cost for such supply, which cost shall be negotiated in good faith and agreed to by the Parties prior to such supply. In such case, at the request of Celgene, the Parties shall negotiate in good faith and enter into an appropriate supply agreement (including a quality agreement) for Prothena to supply (or have supplied) Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee). Notwithstanding the foregoing, if Prothena has engaged a Third Party contract manufacturer for the supply of Licensed Antibodies and/or Licensed Products, and the agreement with such Third Party prohibits the supply to Celgene in accordance with the foregoing (provided that Prothena used good faith efforts not to include such prohibition during negotiations), then in lieu of the foregoing supply obligation, Prothena shall take such actions as reasonably requested by Celgene to facilitate the negotiations between Celgene and Prothena’s Third Party contract manufacturer of an appropriate supply agreement (including a quality agreement) for the supply of Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee).
2.3.3Other Continuing Development Activities. Without limiting the other obligations of Prothena hereunder (including as set forth in this Section 2.3), in the event that the Parties mutually agree in writing that Prothena or its Affiliates will conduct any other specific Development activities for Celgene after the Effective Date with respect to the Licensed Program (in addition to those set forth in the foregoing provisions of this Section 2.3) (the “Ongoing Prothena Development Activities”), then, in such case, the Parties shall negotiate in good faith and enter into a separate services agreement pursuant to which Prothena (or its Affiliates, as applicable) shall perform such Ongoing Prothena Development Activities.
Prothena’s obligations as set forth in the foregoing clauses 2.3.1 through 2.3.3, as applicable, are the “Prothena Ongoing Program Activities”.
2.4Assistance; Technology Transfer. Prothena shall (and shall cause its Affiliates to) cooperate with Celgene (and its designees) and provide reasonable assistance to Celgene (and its designees) to enable Celgene (and its designees) to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products, as and to the extent requested reasonably by Celgene, including (i) conducting a technology transfer to Celgene with respect to the Licensed Program Know-How and Prothena Licensed Collaboration Know-How, (ii) providing Celgene (and its designees) reasonable assistance with respect to regulatory and Manufacturing transition

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

matters related to Licensed Antibodies and Licensed Products and (iii) providing Celgene (and its designees) with reasonable access by teleconference or in-person (as requested by Celgene) to Prothena personnel (and personnel of its Affiliates and Third Party contractors) involved in the Development or Manufacture of Licensed Antibodies and Licensed Products to assist with the transition and answer questions related to Licensed Antibodies, Licensed Products and Diagnostic Products.
2.5Covenant. Except as otherwise expressly permitted under this Agreement, commencing on the Effective Date until the end of the Term, Prothena shall not and shall cause its Affiliates not to (a) assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any [***] (collectively, the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant could conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, or (c) [***] the Licensed Program Assets to any Third Party if such [***] could impair or conflict in any respect with any of the rights or licenses granted to Celgene hereunder.
2.6Other Antibodies and Products Developed by Celgene. Notwithstanding anything to the contrary contained herein, if Celgene (or any of its Affiliates), alone or with any Third Party, determines to Develop, Manufacture or Commercialize any Antibodies (or any product containing an Antibody), other than Licensed Antibodies or Licensed Products, then Celgene may do so in its sole discretion, without any obligations to Prothena with respect thereto, and Prothena shall have no rights in connection therewith, provided that Celgene’s or its Affiliates’ conduct of any such activities shall not modify or obviate Celgene’s obligations under this Agreement.
2.7Non-Exercise of Phase 1 Option for Licensed Program. In the event that Celgene does not exercise its Phase 1 Option for the Licensed Program in accordance with the Master Collaboration Agreement prior to the end of the Phase 1 Option Term for the Licensed Program, and Prothena desires (itself or with or through a Third Party) to continue the Development of the Licensed Program Antibodies and Licensed Program Products in the Field in the Territory, then at the written request of Prothena, Celgene shall discuss in good faith the terms under which Celgene may be willing to grant rights to Prothena under the Prothena IP for Prothena (itself or with or through a Third Party) to continue the Development of the Licensed Program Products in the Field in the Territory (including the Manufacture of Licensed Program Antibodies and Licensed Program Products in connection therewith), and to thereafter Commercialize Licensed Program Antibodies and Licensed Program Products in the Field in the Territory; provided that, for the avoidance of doubt, the provisions of Article 5 (other than Section 5.7) shall not apply with respect to any such activities.
2.8No Global License Agreement. For the avoidance of doubt, in the event that Celgene does not exercise its Phase 1 Option for the Licensed Program for the Licensed

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Program, this Agreement shall remain in full force and effect unless and until this Agreement expires or is otherwise terminated in accordance with the terms hereof.
ARTICLE 3
ANTITRUST AND COMPETITION LAW COMPLIANCE
3.1Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement, and such provisions shall apply to this Agreement as if set forth directly herein, mutatis mutandis.
ARTICLE 4
EXCLUSIVITY
4.1Prothena Exclusivity. During the Term, Prothena shall not and shall ensure that its Affiliates shall not, anywhere in the world: (i) alone or with or through any Third Party, research [***], Develop, Manufacture or Commercialize (a) the Licensed Target or any Competing Compound, or (b) any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound), in each case, other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.3; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i), other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.3; or (iii) transfer, assign, convey or otherwise sell any Competing Compound or any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound). As used herein, the term “Competing Compound” means [***].
4.2Prothena Exception for Active Immunotherapeutic Approaches.
4.2.1Exception for Active Immunotherapeutic Approaches. Notwithstanding the provisions of Section 4.1, but subject to the provisions of Section 4.2.2, Prothena and its Affiliates (themselves, but not with or through any Third Parties) may conduct research, development, manufacture and commercialization of Active Immunotherapeutic Approaches outside of this Agreement; provided that no Licensed Antibodies or Licensed Products are utilized in the conduct of any such activities (including no use of a Licensed Antibody or Licensed Product for an Active Immunotherapeutic Approach). As used herein, “Active Immunotherapeutic Approaches”[***].
4.2.2Celgene Right of First Negotiation. During the Term, in the event that Prothena or its Affiliates intends to, directly or indirectly, sublicense, assign, transfer, convey or grant other rights, however structured, to a Third Party with respect to any Active Immunotherapeutic Approaches (including any rights with respect to the Development or Commercialization of any Active Immunotherapeutic Approaches (each, a “Grant”), Prothena will promptly notify Celgene in writing (and in all cases prior to the consummation of any

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

transaction or entering into any agreement in connection therewith) (a “Grant Notice”). Celgene will have a right of first negotiation with respect to the rights under the Grant (a “Right of First Negotiation”). If Celgene desires to exercise such Right of First Negotiation, Celgene will notify Prothena thereof in writing within [***] after receipt of the applicable Grant Notice (the “Notice Period”, which notice from Celgene [***]. If Celgene exercises such Right of First Negotiation within the Notice Period in accordance with this Section 4.2.2, the Parties will negotiate in good faith the terms of a definitive agreement pursuant to which Celgene would obtain rights that are the subject of the Grant [***] (the “Negotiation Period”). Until expiration of the Notice Period [***], or the expiration of the Negotiation Period [***], as applicable, Prothena (or its Affiliates, as applicable) shall not discuss or negotiate with any Third Party any transaction with respect to the Grant. If Celgene does not notify Prothena that it desires to exercise its Right of First Negotiation [***], or the Parties do not enter into a definitive agreement [***], then Prothena (or its Affiliates, as applicable) may negotiate and enter into an agreement with respect to the Grant with a Third Party [***]. For the avoidance of doubt, this Section 4.2.2 [***]. For clarity, [***].
4.3Master Collaboration Agreement. For the avoidance of doubt, the provisions of this Article 4 shall not limit in any way the provisions of Article 5 of the Master Collaboration Agreement.
4.4Celgene Exclusivity.
4.4.1Celgene Exclusivity. If Celgene does not exercise the Phase 1 Option for the Licensed Program prior to the end of the Phase 1 Option Term, then, for a period of five (5) years following the expiration of such Phase 1 Option Term (the “Celgene Exclusivity Term”), neither Celgene nor its Affiliates will, anywhere in the Territory, alone or with or through any Third Party, either (a) sell any Competing Antibody that has an approved label for treatment of an Indication for which Celgene or its Affiliates has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) or (b) conduct a Registration Enabling Clinical Trial for any Competing Antibody for treatment of an Indication (as set forth in the protocol for such Registration Enabling Clinical Trial) for which Celgene has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) (provided that, for the avoidance of doubt, this Section 4.4.1 shall not prohibit (i) use of an Competing Antibody as a comparator in a Registration Enabling Clinical Trial or (ii) Celgene or any of its Affiliates providing proprietary products (that are not Competing Antibodies) to a Third Party for such Third Party’s use in a clinical trial of Competing Antibodies), in each case of (a) and (b), other than Celgene’s exercise of its rights and performance of its obligations with respect to Licensed Antibodies and Licensed Products pursuant to this Agreement (including engaging Third Party subcontractors to perform the such rights and obligations in accordance with this Agreement). As used herein, the term “Competing Antibody” means any Antibody that Targets the Licensed Target, including any product that incorporates any such Antibody; provided that Competing Antibody shall not include (a) any Antibody (or any product that incorporates any such Antibody) that was Developed or Commercialized by or on behalf of Celgene or any of its Affiliates prior to the Effective Date or (b) any Related Antibodies, or other improvements or modifications, to the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Antibody in the foregoing clause (a) or products that incorporate such Related Antibodies or improvements or modifications.
4.4.2Exceptions for Change of Control. Notwithstanding the provisions of Section 4.4.1, if during the Celgene Exclusivity Term, Celgene (or any of its Affiliates) undergoes a Change of Control with a Third Party who (itself or through any of its Affiliates existing prior to the date of the Change of Control) owns or has rights to a Competing Antibody (but excluding any Licensed Antibody or Licensed Product) that is in ongoing clinical development or being commercialized by such Third Party (or its Affiliate) as of the date of the Change of Control (a “Celgene Acquired Competing Antibody”), then Celgene and its Affiliates (including the acquiring Person in the Change of Control (and such acquiring Person’s Affiliates)) shall not be in breach of the provisions of Section 4.4.1 as a result of [***]; provided that (i) such activities are conducted independently of the activities of this Agreement and without use of any Prothena IP [***] and (ii) no personnel who are conducting any Registration Enabling Clinical Trial activities pursuant to this Agreement are involved in the conduct of Registration Enabling Clinical Trial activities with respect to the Celgene Acquired Competing Antibody.
ARTICLE 5
FINANCIAL TERMS
5.1Option Exercise Fee. Subject to Section 3.2 of the Master Collaboration Agreement, the Parties acknowledge and agree that Celgene will pay the IND Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program in accordance with the Master Collaboration Agreement.
5.2Royalties.
5.2.1Licensed Product Royalties. Subject to the terms of this Section 5.2 (and subject further to Section 5.5), Celgene shall pay Prothena royalties on Annual Net Sales, on a Licensed Product-by-Licensed Product basis during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the applicable Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for each such Licensed Product, which royalties shall be paid in accordance with Section 5.2.7 (the “Per Licensed Product Annual Net Sales”). For clarity, the royalties (and royalty tiers) shall be calculated separately on a Licensed Product-by-Licensed Product basis.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Per Licensed Product Annual Net Sales for a Given Licensed Product in a Given Calendar Year	Royalty Rate
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

The applicable royalty rate set forth in the table above will apply only to that portion of the Per Licensed Product Annual Net Sales of a given Licensed Product during a given Calendar Year that falls within the indicated range. For clarity, (i) if no royalty is payable on a given unit of Licensed Product (e.g., following the Royalty Term for such Licensed Product), then the Net Sales of such unit of Licensed Product shall not be included for purposes of determining the royalties or royalty tiers and (ii) Net Sales of a given Licensed Product will not be combined with Net Sales of any other Licensed Product for purposes of determining the foregoing royalties or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

royalty tiers. Only one royalty shall be payable by Celgene to Prothena for each sale of a Licensed Product.
By way of example, if Per Licensed Product Annual Net Sales of a given Licensed Product by Celgene, its Affiliates and Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Per Licensed Product Annual Net Sales for such Licensed Product for such Calendar Year, subject to adjustment as set forth in this Section 5.2, would be: [***].
5.2.2Royalty Term. Celgene’s royalty obligations to Prothena under Section 5.2.1 shall apply on a Licensed Product-by-Licensed Product basis in the Territory only during the applicable Royalty Term for such Licensed Product. Following expiration of the applicable Royalty Term for a given Licensed Product, as applicable, no further royalties will be payable in respect of sales of such Licensed Product in the Territory and thereafter the license granted to Celgene hereunder with respect to such Licensed Product will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
5.2.3Reductions.
(a)Reserved.
(b)Royalty Reduction for Biosimilar Product. If, on a Licensed Product-by-Licensed Product and Calendar Quarter-by-Calendar Quarter basis in the Territory,
(i)[***]; or
(ii)[***];
then the royalties payable with respect to Per Licensed Product Annual Net Sales of such Licensed Product pursuant to Section 5.2.1 during such Calendar Quarter shall be reduced to [***] of the royalties otherwise payable pursuant to Section 5.2.1. [***]
5.2.4Royalty Offset for Third Party Payments. If Celgene (or any of its Affiliates or Sublicensees) obtains a right or license under intellectual property of a Third Party (whether prior to, or after, the Effective Date), where the research, development, making, using, selling, offering for sale, or importing of any Licensed Product (or any Licensed Antibody contained in such Licensed Product) by or on behalf of Celgene (or any of its Affiliates or Sublicensees) would result in a payment to such Third Party, then Celgene may deduct from the royalty payments that would otherwise have been due under Section 5.2.1 with respect to Per Licensed Product Annual Net Sales in a particular Calendar Quarter, an amount equal to [***] of the amount of [***] (“Celgene Third Party Payments”) during such Calendar Quarter. Notwithstanding the foregoing, in no event shall the royalties payable [***] in any Calendar Quarter by operation of this Section 5.2.4; [***].
5.2.5Cumulative Effect of Royalty Reductions and Offsets. In no event shall the royalty reductions and offsets described in Sections 5.2.3(a), 5.2.3(b) and 5.2.4, alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1 to less than [***] of the amounts otherwise payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1. [***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

5.2.6Compulsory Licenses. If a compulsory license is granted to a Third Party with respect to a Licensed Product in the Territory with a royalty rate lower than the royalty rate provided by Section 5.2.1 (as adjusted pursuant to Section 5.2.3), then the royalty rate to be paid by Celgene on Per Licensed Product Annual Net Sales under Section 5.2.1 shall be [***].
5.2.7Payment of Royalties. Celgene shall: (a) within [***] following the end of each Calendar Quarter in which a royalty payment pursuant to Section 5.2.1 accrues, provide to Prothena a report specifying for such Calendar Quarter (i) the number of Licensed Products sold that are subject to such royalty, (ii) the Per Licensed Product Annual Net Sales that are subject to such royalty, (iii) the applicable royalty rate under this Agreement, (iv) the royalty calculation and royalties payable in U.S. Dollars and (v) any reduction to the royalty applied by Celgene pursuant to any one or more of Sections 5.2.3 and 5.2.4; and (b) make the royalty payments owed to Prothena hereunder in accordance with such royalty report in arrears, within [***] from the end of the Calendar Quarter in which such payment accrues.
5.3Regulatory Milestones.
5.3.1Regulatory Milestones. Subject to the terms of this Section 5.3 (and subject further to Section 5.5), Celgene will notify Prothena within [***] days following the first achievement by Celgene under this Agreement and after the Effective Date of each milestone event described below in this Section 5.3 with respect to the first (and only the first) Licensed Product to achieve such milestone event under this Agreement, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.3.2 (each, a “Regulatory Milestone Payment”):

Regulatory Approval Milestone Event	Regulatory Milestone Payment
1.Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the U.S. issued by the FDA; [***]	[***] Dollars ($[***])
1.Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***]in the U.S. issued by the FDA; [***]	[***] Dollars ($[***])

    Each of the foregoing milestones in this Section 5.3.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of Licensed Products achieving the applicable milestone event (i.e., a maximum of two (2) Regulatory Milestone Payments may be made pursuant to this Section 5.3.1), and no Regulatory Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.3.1 is Ninety Million Dollars ($90,000,000) assuming that each of the milestone events in this Section 5.3.1 were achieved.
5.3.2Invoice and Payment of Regulatory Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

event triggering a Regulatory Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Regulatory Milestone Payment, and Celgene shall pay such Regulatory Milestone Payment within [***] after receipt of the invoice therefor.
5.4Sales Milestones.
5.4.1Sales Milestones. Subject to the terms of this Section 5.4 (and subject further to Section 5.5), Celgene will notify Prothena within [***] after the end of the Calendar Quarter during which a given milestone event described below in this Section 5.4 was first achieved by Celgene under this Agreement and after the Effective Date with respect to the Licensed Products, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.4.2 (each, a “Sales Milestone Payment”):

Sales Milestone Event	Sales Milestone Payment
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

Each of the foregoing milestones in this Section 5.4.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of times the applicable milestone event was achieved (i.e., a maximum of four (4) Sales Milestone Payments may be made pursuant to this Section 5.4.1), and no Sales Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.4.1 is Three Hundred Seventy-Five Million Dollars ($375,000,000) assuming that each of the milestone events in this Section 5.4.1 were achieved.
5.4.2Invoice and Payment of Sales Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Sales Milestone Payment hereunder, Prothena shall invoice Celgene for the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

applicable Sales Milestone Payment, and Celgene shall pay such Sales Milestone Payment within [***] after receipt of the invoice therefor.
5.5Additional Payment Terms.
5.5.1Currency. All payments hereunder shall be made in U.S. Dollars by wire transfer to a bank designated in writing by Prothena. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with Accounting Standards and Celgene’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.
5.5.2Taxes; Withholding.
(a)Generally. Each Party will pay any and all income taxes levied on account of all payments it receives under this Agreement except as otherwise provided in this Section 5.5.2.
(b)Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law. The Party that is required to make such withholding (the “Paying Party”) will (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice shall include an explanation of the reason for and the calculation of the proposed deduction or withholding and shall be given before such deduction or withholding is required in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to reasonably cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.5.2(b) are reduced in amount to the fullest extent permitted by Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement.
(c)Tax Gross-Up. Notwithstanding the foregoing, if (a) any Party redomiciles, assigns its rights or obligations or extends its rights under this Agreement, (b) as a result of such redomiciliation, assignment or extension, such Party (or its assignee) is required by Applicable Law to [***] or such redomiciliation, assignment or extension results in [***], and (c) such [***] exceed the amount of [***] that would have been applicable but for such redomiciliation, assignment or extension, then any such amount payable shall [***] so that, after making all required [***], the Payee Party (or its assignee) [***]. The obligation [***] shall not apply to the extent [***], and (B) shall be [***]. For purposes of the preceding sentence, “Tax Benefit” shall mean any cash refund or credit for Taxes resulting in a reduction in the amount of Taxes otherwise owed by the Payee Party as a result of [***] relating to payments by the Paying Party, as reasonably determined by Payee Party. Solely for purposes of this Section 5.5.2(c), a

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Party’s “domicile” shall include its jurisdiction of incorporation or tax residence and a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee, or resulting in the attribution of any amounts payable to a branch or permanent establishment located outside the country of tax residence of the applicable Party or its assignee
(d)Tax Documentation. Prothena has provided a properly completed and duly executed IRS Form W-8BEN-E to Celgene. Prior to the receipt of any payment under this Agreement, each recipient Party (and any other recipient of payments under this Agreement) shall, to the extent it is legally permitted to, provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9 or foreign equivalents) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes
5.5.3Other U.S. License Agreements. For the avoidance of doubt, a Licensed Product hereunder will only be eligible for milestone and royalty payments under this Agreement, and shall not be eligible for, or counted towards, milestone or royalty payments under any other U.S. License Agreement (i.e., a given Licensed Product will be eligible for, and counted towards, milestone and royalty payments only under one U.S. License Agreement).
5.6Records Retention by Celgene; Review by Prothena.
5.6.1Records. With respect to royalty and milestone payments to be made under Sections 5.2 or 5.4 of this Agreement, Celgene agrees to keep and shall procure that its Affiliates keep, for at least [***] years from the end of the Calendar Year to which they pertain, complete and accurate records of sales by Celgene or its Affiliates (including sales by Sublicensees), as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the payments made hereunder to be confirmed.
5.6.2Review. Subject to the other terms of this Section 5.6.2, during the Term, at the request of Prothena, which shall not be made more frequently than [***], upon at least [***] days’ prior written notice from Prothena, [***], Celgene shall permit [***] to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.6.1; provided that such audit right shall not apply to records beyond [***] years from the end of the Calendar Year to which they pertain. In every case the [***] to authorized representatives of the Parties and the purposes germane to Section 5.6.1. Results of any such review shall be binding on both Parties absent manifest error. The [***] shall report to Prothena only whether the particular amount being audited was accurate, and if not, the amount of any discrepancy, and the [***] shall not report any other information to Prothena. Prothena shall treat the results of any such [***] review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 7. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties or Sales Milestone Payments by Celgene, then (a) Celgene or Prothena as applicable shall promptly pay (or refund, as applicable) the other Party the amount of such deficiency or overpayment, as applicable, and (b) if such deficiency is by more than the greater of (i) [***] of the aggregate amounts owed by Celgene or (ii) [***],

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Celgene shall, within thirty (30) days after receipt of an invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Prothena for the [***] in connection with the review.
5.6.3Records Final. Upon the expiration of [***] years following the end of a given Calendar Year, subject and without prejudice to the determination of any review commenced prior to such [***] anniversary pursuant to Section 5.6.2, the calculation of royalties and Sales Milestone Payments payable with respect to such Calendar Year shall be binding and conclusive upon Prothena, and Celgene (and its Affiliates) shall be released from any liability or accountability with respect to such royalties for such Calendar Year.
5.7Prothena Third Party Agreements. Notwithstanding anything to the contrary herein, Prothena shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any agreements between Prothena (or any of its Affiliates) and any Third Party (including under any In-License Agreement or other Existing Program Agreement), which costs or payments arise in connection with, or as a result of, the activities hereunder, including the Development, Manufacture or Commercialization of Licensed Antibodies or Licensed Products.
5.8Diagnostic Products. Notwithstanding anything to the contrary contained herein, [***].
5.9Additional Provisions. Notwithstanding anything to the contrary herein, the terms and provisions of this Article 5 are subject to Section 11.7 of the Master Collaboration Agreement and Sections 10.9 and 10.12 of this Agreement.
ARTICLE 6
LICENSES; INTELLECTUAL PROPERTY
6.1License to Celgene. Subject to the terms and conditions of this Agreement, Prothena hereby grants to Celgene an exclusive right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), use, offer for sale, sell, import, Commercialize and otherwise exploit Licensed Antibodies and Licensed Products, including Diagnostic Products, in the Field in the Territory.
6.2License to Celgene for Other Targets. In the event that, during the Term, Celgene modifies a Licensed Program Antibody in the course of its Development activities hereunder such that such Licensed Program Antibody specifically binds to a target other than (i) the Licensed Target or (ii) any other Collaboration Target (e.g., a bispecific antibody), then, at the request of Celgene, Celgene and Prothena shall negotiate in good faith a license under intellectual property of Prothena or its Affiliates, as applicable, that is specific to such other target or Antibodies to such other target.
6.3Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement. In addition, Prothena retains the right to perform the Prothena Ongoing Program Activities in accordance with this Agreement.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

6.4No Implied Licenses. Except as explicitly set forth in this Agreement, the Master Collaboration Agreement, any other U.S. License Agreement or any Global License Agreement, neither Party shall be deemed by estoppel or implication to have granted to the other Party any license or other right to any intellectual property of such Party.
6.5Insolvency. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of Prothena due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by Prothena to Celgene are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that Celgene, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against Prothena, Celgene shall be entitled to a complete duplicate of or complete access to (as Celgene deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Celgene (i) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefore by Celgene, unless Prothena elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Prothena, then upon written request therefore by Celgene. The provisions of this Section 6.5 shall be (1) without prejudice to any rights Celgene may have arising under any applicable insolvency statute or other Applicable Law and (2) effective only to the extent permitted by Applicable Law.
6.6Ownership.
6.6.1Inventorship. Notwithstanding the provisions of Section 11.8.1, inventorship of Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as provided for in Sections 6.6.2, 6.6.3 and 6.6.4, ownership of Know-How shall be determined by inventorship.
6.6.2Ownership of Collaboration IP and Celgene IP.
(a)Prothena. As between the Parties (including their respective Affiliates), Prothena will retain all right, title and interest in and to all Prothena Licensed Collaboration IP, except to the extent that any such rights are licensed or granted to Celgene under this Agreement or the Master Collaboration Agreement. Prothena shall [***] that all Patents, Know-How and other intellectual property (other than Licensed Program IP and Celgene IP, if any) utilized in the performance of the Licensed Program under the Master Collaboration Agreement falls within the Prothena Licensed Collaboration IP and is and remains during the Term Controlled by Prothena such that Prothena has the full rights to grant the rights and licenses to the Prothena Licensed Collaboration IP to Celgene hereunder (including that such Patents, Know-How and other intellectual property remains unencumbered such that Prothena is able to grant such rights and licenses to Celgene).
(b)Celgene. As between the Parties (including their respective Affiliates), Celgene (or its Affiliate) will retain all right, title and interest in and to all Celgene IP, including all rights to Prosecute and Maintain, and enforce any such Celgene IP, and no rights or licenses are granted to Prothena hereunder with respect to any Celgene IP.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

6.6.3Ownership of Licensed Program IP.
(a)Prothena. As between the Parties (including their respective Affiliates), Prothena will solely own and Control all Licensed Program IP. Celgene shall, and hereby does, assign to Prothena all of Celgene’s interest in any and all Licensed Program Know-How that falls within Section 1.47(a)(iii) and all Licensed Program Patents claiming such Licensed Program Know-How. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence. As between the Parties (and their respective Affiliates) and any Third Party, Prothena will solely own and Control all Licensed Program IP; provided that if (a) [***] and (b) [***].
(b)If any Licensed Program IP is created, conceived, discovered, first generated, invented, first made or first reduced to practice pursuant to the Master Collaboration Agreement by any Third Party that is in contractual privity with or otherwise engaged by Prothena [***] will include in such agreement with such Third Party an obligation to [***] to Prothena [***] such Licensed Program IP to enable Prothena to grant to Celgene a license thereunder as provided in this Agreement for the duration of this Agreement.
6.6.4Joint IP. The Parties shall each own an equal, undivided interest in: (a) any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, jointly by or on behalf of Prothena or its Affiliates, on the one hand, and Celgene or its Affiliates, on the other hand, pursuant to the conduct of activities under this Agreement at any time during the Term (the “Joint Know-How”), and (b) any Patents that claim any Joint Know-How (the “Joint Patents”, together with Joint Know-How the “Joint IP”). Each Party shall assign, and hereby assigns, to the other Party, a joint equal and undivided interest in and to such Joint IP (provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint IP shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement), and at the request of a Party, the other Party will execute such documents (including any necessary assignments) to effect such joint ownership of such Joint IP. Each Party shall have the right to disclose (except as otherwise set forth in Section 7.2) and exploit the Joint IP without a duty of seeking consent or accounting to the other Party except as expressly provided in this Agreement; provided that, such rights shall be subject to the rights and licenses granted to Celgene and Prothena hereunder (or under the Master Collaboration Agreement, any Global License Agreement or any other U.S. License Agreement), including the obligations of Prothena as set forth in Article 4.
6.7Patent Liaisons. Prior to the end of the Phase 1 Option Term for the Licensed Program, the Patent Committee under the Master Collaboration Agreement shall remain established, and shall continue to perform the functions set forth in Section 4.3 and Article 7 of the Master Collaboration Agreement with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents. Following the end of the Phase 1 Option Term for the Licensed Program, the Patent Committee under the Master Collaboration Agreement shall no longer oversee or review any matters with respect to the Prothena Licensed Collaboration Patents or Licensed Program Patents, and promptly following the end of the Phase 1 Option Term for the Licensed Program, each Party shall appoint an individual to act as a patent liaison for such Party pursuant to this Agreement (each, a “Patent Liaison”). The Patent Liaisons shall be the primary

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement, as and to the extent requested by Celgene from time to time. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 11.2.
6.8Prosecution and Maintenance of Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.8.1Prior to End of the Phase 1 Option Term. Prior to the expiration of the Phase 1 Option Term for the Licensed Program, the provisions of Section 7.7 of the Master Collaboration Agreement shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.8.2Following Phase 1 Option Term. Following the expiration of the Phase 1 Option Term for the Licensed Program, the provisions of this Section 6.8.2 shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.
(a)[***] First Right. Subject to Section 6.8.2(b), [***] shall be required to, and shall, Prosecute and Maintain the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory. All such Prosecution and Maintenance by [***] shall be through patent counsel reasonably acceptable to [***]. [***] shall keep [***] informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. [***] shall also provide [***] with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Licensed Collaboration Patents and Licensed Program Patents prior to taking material actions (including the filing of initial applications), and will in good faith incorporate any comments made by and actions recommended in good faith by [***], provided, however, that [***] provides its comments reasonably in advance of any applicable filing deadlines.
(b)[***] Back-Up Right. If [***] in the Territory decides not to file a Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent, or intends to allow such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with [***] of such decision or intention at least thirty (30) days prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and [***] shall thereupon have the right (but not the obligation) upon written notice to [***] to assume the Prosecution and Maintenance thereof at [***] expense with counsel of its choice ([***]). For clarity, the provisions of this Section 6.8.2(b) shall not limit Prothena’s obligations to Prosecute and Maintain the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory as set forth in Section6.8.2(a).

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(c)Cooperation in Prosecution and Maintenance.
(i)Further Assurances. If Celgene determines to undertake the Prosecution and Maintenance of a Prothena Licensed Collaboration Patent or Licensed Program Patent in accordance with this Section 6.8.2, Prothena agrees to make its employees, agents and consultants reasonably available to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance. In addition, Prothena shall (and shall cause its Affiliates and its and their employees, agents and consultants to) provide reasonable assistance to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance, including by executing powers of attorney and other documents for Celgene to undertake such Prosecution and Maintenance.
(ii)Assistance. The Parties shall reasonably cooperate with one another with respect to the Prosecution and Maintenance of the Prothena Licensed Collaboration Patents and Licensed Program Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 6.8.2. [***], the Parties shall cooperate with one another to [***], in each case that are applicable to the Licensed Target or Licensed Program Antibody, as applicable, if practicable [***].
(d)Costs of Prosecution and Maintenance. Except as otherwise expressly set forth in this Section 6.8.2, each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.8.2 with respect to Prothena Licensed Collaboration Patents and Licensed Program Patents for which it is responsible pursuant to Sections 6.8.2(a) or 6.8.2(b), as applicable. Notwithstanding the foregoing provisions of this Section 6.8.2, [***]. If any Prothena Licensed Collaboration Patents or Licensed Program Patents claim or cover [***], and such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, is [***] costs for the Prosecution and Maintenance of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, pursuant to Section [***].
6.9Enforcement of Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.9.1Prior to the end of the Phase 1 Option Term. Prior to the end of the Phase 1 Option Term for the Licensed Program, the provisions of Section 7.7 of the Master Collaboration Agreement shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.9.2Following Phase 1 Option Term. Following the end of the Phase 1 Option Term for the Licensed Program, the provisions of this Section 6.9.2 shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory, and the provisions of Master Collaboration Agreement shall continue to apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents outside the Territory.
(a)Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent, in the Territory (including in

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable) such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.
(b)[***] First Right. Subject to the remaining provisions of this Section 6.9.2, [***] shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any (i) Prothena Licensed Collaboration Patent or (ii) Licensed Program Patent, in each case other than a Prothena Platform Patent, (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws), including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), by counsel of its own choice, in [***] own name [***] and under [***] direction and control, including the right to control the defense of any challenges to such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions. Prothena retains all rights to enforce the Prothena Platform Patents against any actual or threatened infringement.
(c)[***] Back-Up Right. If [***] determines not to institute an action or proceeding with respect to a given infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent pursuant to Section 6.9.2(b), it shall notify and consult with [***] of such decision, and, subject to the remaining provisions of this Section 6.9.2, [***] shall thereupon have the right (but not the obligation) to institute an action or proceeding with respect to such infringement of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, at [***] expense with counsel of its choice. Notwithstanding the foregoing provisions of this Section 6.9.2(c), if [***] has any reasonable grounds for believing that [***] exercise of its backup enforcement right with respect to any Patent as set forth in this Section 6.9.2(c) could reasonably be detrimental to the patent protection of any Licensed Antibodies or Licensed Products, then [***] shall not be permitted to enforce such Patent without the prior consent of [***], in [***] discretion.
(d)[***]. Notwithstanding the foregoing Sections 6.9.2(b) and 6.9.2(c), the Parties must agree in writing prior to either Party initiating any action or proceeding with respect to any infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent with respect to any [***].
(e)Joinder. In the case of any enforcement action or proceeding set forth in Section [***] controlled by Celgene, Prothena will (and will cause its Affiliates to) join any such action or proceeding as a party at Celgene’s expense (and Prothena will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Prothena may, at its option, participate in such enforcement action or proceeding at its own expense. In the case of

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

any enforcement action or proceeding controlled by Prothena pursuant to Section [***], Celgene may, at its option, participate in such enforcement action or proceeding at its own expense. Celgene will join any such action or proceeding controlled by Prothena as a party at Prothena’s expense (and Celgene will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Celgene will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Celgene, and Prothena will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Prothena.
(f)Consultation; Cooperation. The enforcing Party will keep the non-enforcing Party regularly informed of the status and progress of such enforcement efforts with respect to any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent. The enforcing Party shall consult with the non-enforcing Party and will take comments of the non-enforcing Party into good faith consideration with respect to the infringement or claim construction of any claim in any such Prothena Licensed Collaboration Patent or Licensed Program Patent. The non-enforcing Party will provide to the enforcing Party reasonable cooperation in such enforcement, at such enforcing Party’s request and expense. In addition, Prothena shall (a) keep Celgene regularly informed of the status and progress of enforcement efforts with respect to any foreign counterparts of such Prothena Licensed Collaboration Patents and Licensed Program Patents and (b) consult with Celgene and will take comments of Celgene into good faith consideration with respect to the infringement or claim construction of any claim in any foreign counterparts of such Prothena Licensed Collaboration Patents and Licensed Program Patents.
(g)Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to the Prothena Licensed Collaboration Patents or Licensed Program Patents, in each case other than a Prothena Platform Patent, under this Section 6.9.2 may be entered into without the consent of the Party not bringing suit; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party bringing suit under this Section 6.9.2 shall not, without the prior written consent of the Party not bringing suit, such consent not to be unreasonably withheld, (i) impose [***] on the Party not bringing suit or any of its Affiliates, (ii) conflict with [***] the scope of the subject matter claimed in the applicable Prothena Licensed Collaboration Patents or Licensed Program Patents, (iii) [***], include the grant of any license, covenant or other rights to any Third Party that would conflict with [***] the scope of the rights or licenses granted to Celgene under this Agreement, the Master Collaboration Agreement, any Global License Agreement or any other U.S. License Agreement, or (iv) [***] affect the rights granted Celgene hereunder with respect to [***] Prothena Licensed Collaboration Patents or Licensed Program Patents.
(h)Costs and Recoveries. Except as otherwise set forth in this Section 6.9.2, each Party shall bear all of its costs incurred in connection with its activities under this Section 6.9.2. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.9.2 to the extent related to any Prothena Licensed Collaboration Patents or Licensed Program Patents shall be shared as follows:

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(i)the amount of such recovery actually received by the Party controlling such action shall first be applied to reimburse costs and expenses incurred by each Party in connection with such action (including, for this purpose [***]); and
(ii)any remaining proceeds shall be (A) for any action controlled by Celgene, retained by, or provided to, Celgene and [***], and (B) for any action controlled by Prothena, retained by, or provided to, Prothena [***].
(i)Biosimilar Applications. Notwithstanding the foregoing provisions of this Section 6.9.2, if either Party receives a copy of a Biosimilar Application referencing a Licensed Product, whether or not such notice or copy is provided under any Applicable Laws (including under the BPCIA, the United States Patient Protection and Affordable Care Act, or its successor provisions, or any similar provisions in a country outside the United States, as applicable), or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing authorization (such as in an instance described in 42 U.S.C. §262(l)(2)), the remainder of this Section 6.9.2(i) shall apply. Such Party shall promptly, but in any event within [***] Business Days, notify the other Party. The owner of the relevant Patents shall then seek permission to view the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, the Party receiving such communication or notice shall within [***] Business Days notify the other Party of such communication or notice to the extent permitted by Applicable Laws. Regardless of the Party that is the “reference product sponsor,” as defined in 42 U.S.C. §262(l)(1)(A), for purposes of such Biosimilar Application:
(i)[***] the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and any related confidential information pursuant to 42 U.S.C. §262(l)(1)(B)(ii).
(ii)In each case, after consulting with [***] and considering [***] comments in good faith, [***] shall have the right to (a) list any patents, including those Patents within the Prothena IP, as required pursuant to 42 U.S.C. §262(l)(3)(A) or 42 U.S.C. §262(l)(7), (b) respond to any communications with respect to such lists from the filer of the Biosimilar Application, (c) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in 42 U.S.C. §262(l)(1), and (d) as to the Patents that will be subject to the litigation procedure as described in 42 U.S.C. §262(l)(4), decide which Patent or Patents shall be selected for litigation under 42 U.S.C. §262(l)(5)(B)(i)(II), and commence such litigation under 42 U.S.C. §262(l)(6). [***]
(iii)[***] shall cooperate with [***] reasonable requests in connection with the foregoing activities to the extent required or permitted by Applicable Laws. [***] shall consult with [***] prior to identifying any Patents within the Prothena IP to a Third Party as contemplated by this Section 6.9.2(i). [***] shall consider in good faith advice and

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

suggestions with respect thereto received from [***], and notify [***] of any such lists or communications promptly after they are made.
(iv)Each Party shall within [***] Business Days after receiving any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to 42 U.S.C. §262(l)(8)(A), notify the other Party. To the extent permitted by Applicable Law, [***] shall have the first right, but not the obligation, to seek an injunction against such commercial marketing as permitted pursuant to 42 U.S.C. §262(l)(8)(B) and to file an action for infringement. [***] Except as otherwise provided in this Section 6.9.2(i), any such action shall be subject to the terms and conditions of Section 6.9.2(a) through 6.9.2(h).
(v)The Parties recognize that procedures other than those set forth above in this Section 6.9.2(i) may apply with respect to Biosimilar Applications. In the event that the Parties determine that certain provisions of Applicable Laws in the United States apply to actions taken by the Parties with respect to Biosimilar Applications under this Section 6.9.2(i), the Parties shall comply with any such Applicable Laws (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 6.9.2(i). Notwithstanding the provisions of this Section 6.9.2(i), nothing in this Section 6.9.2(i) shall grant any rights to Prothena with respect to any Celgene IP.
6.10Patent Term Extensions. Prothena shall reasonably cooperate with Celgene, including providing reasonable assistance to Celgene (including executing any documents as may reasonably be required), in efforts to seek and obtain patent term restoration or supplemental protection certificates or the like or their equivalents in the Territory, where applicable to Prothena Licensed Collaboration Patents or Licensed Program Patents or any other Patents Controlled by Celgene (or any of its Affiliates), in each case other than a Prothena Platform Patent, including as may be available to the Parties under the provisions of the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, in connection with any Licensed Product. In the event that elections with respect to obtaining such patent term restoration or supplemental protection certificates or the like or their equivalents are to be made in connection therewith, [***] shall have the right to make the election and [***] agrees to abide by such election. Without limiting the foregoing, [***].
6.11Regulatory Data Protection. [***] (or its designee) shall have the sole right to list, with the applicable Regulatory Authorities in the Territory, all applicable Patents (including any Prothena Licensed Collaboration Patents or Licensed Program Patents) for any Licensed Product, including all so called “Purple Book” listings required under the U.S. Public Health Service Act[***]. For the avoidance of doubt, [***] will retain final decision-making authority as to the listing of all applicable Patents for any Licensed Product, regardless of which Party owns such Patent, and [***] shall reasonably assist [***] in connection therewith.
6.12Matters Involving Joint Patents. The Prosecution and Maintenance, and the enforcement and defense, of any Joint Patents shall be jointly managed by the Parties through independent patent counsel (mutually agreed to by the Parties) jointly representing the Parties, including any costs and recoveries regarding same. Prior to either Party publishing any Joint

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Know-How, the Parties will discuss if a Joint Patent claiming such Joint Know-How should be filed.
6.13Common Interest Agreement. At the request of either Party, the Parties shall negotiate in good faith to enter into a common interest agreement to govern their discussion of Patent matters.
6.14License Filing. At the request of [***], [***] shall, and shall cause its Affiliates to, assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of [***] interests in this Agreement.
6.15Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product by or on behalf of Celgene pursuant to this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet to discuss in good faith regarding the best response to such notice; provided that Celgene shall have the final decision-making authority in connection therewith. Except as set forth in Section 9.2 (and without limiting Celgene’s rights under Section 9.2), Celgene shall have the sole right, but not the obligation, to defend and dispose of (including through settlement or license) such claim. [***] by or on behalf of [***] (or any of its Affiliates or Sublicensees) in connection with the [***], to the extent relating to the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product, shall be [***].
ARTICLE 7
CONFIDENTIALITY
7.1Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, including, in the case of Celgene, the exercise of the rights and licenses granted to Celgene hereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] years thereafter. The Receiving Party will return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] days after the termination or expiration of this Agreement; provided, however, that a Party may retain (i) Confidential Information of the other Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement, (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof and (iii) Celgene may retain Confidential Information of Prothena in the event that the Parties (or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

their respective Affiliates) enter into a Global License Agreement for the Licensed Program, and in such case, Celgene shall not be required to return or destroy any Confidential Information of Prothena. [***] Without limiting the foregoing, [***] will keep confidential, and will cause its Affiliates and its and their employees, consultants, licensees, sublicensees, professional advisors and Affiliates to keep confidential, the [***] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement (without regard to Section 7.3).
7.2Licensed Program Specific Confidential Information. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that any Licensed Program Specific IP shall be deemed to be Confidential Information of Celgene (without regard to Section 7.3), and Celgene shall be deemed to be the Disclosing Party with respect to the Licensed Program Specific IP. As used herein, (a) the term “Licensed Program Specific IP” means, [***]; and (b) the term “Licensed Program Non-Specific IP” means all Prothena Platform Technology within the Prothena Licensed Collaboration Know-How, and other Prothena Licensed Collaboration Know-How and Licensed Program Know-How other than Licensed Program Specific IP. For clarity, Licensed Program Non-Specific IP shall be deemed to be the Confidential Information of Prothena.
7.3Exceptions.
7.3.1General. The obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:
(a)was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;
(b)is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(c)is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;
(d)is published by a Party in accordance with Section 7.8 without any breach by such Party of its obligations hereunder; or
(e)is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.
Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

7.4Authorized Disclosure.
7.4.1Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:
(a)subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);
(b)is disclosed to governmental or other regulatory agencies in order to obtain Patents or to gain or maintain approval to conduct Clinical Trials or to market Licensed Product under this Agreement, in each case, in accordance with this Agreement, but such disclosure shall only be to the extent reasonably necessary to obtain Patents or authorizations, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);
(c)to any of its officers, employees, consultants, agents or Affiliates (including, (i) in the case of [***], (ii) in the case of either Party, to such Party’s subcontractors for purpose of such subcontractor performing obligations of such Party under this Agreement) as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses granted to the relevant Party hereunder), and (iii) in the case of either Party, to such Party’s actual or potential acquirers; provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(c) to treat such Confidential Information as required under this Article 7; and
(d)disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants) in connection with activities hereunder; provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(d) to treat such Confidential Information as required under this Article 7.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

7.4.2Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 7.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.4.1(a), as applicable.
7.4.3Licensed Program Specific IP. Prothena shall not disclose the Licensed Program Specific IP without the prior written consent of Celgene, other than pursuant to Section 7.4.1
7.5Terms of this Agreement. The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Prothena and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the provisions of Sections 7.4 and/or 7.6, as applicable.
7.6Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to (or file this Agreement with) the SEC or any national securities exchange in any jurisdiction (collectively, the “Securities Regulators”), or to other Persons as may be required by Applicable Law, and if a Party does submit this Agreement to (or file this Agreement with) any Securities Regulators, or other Persons as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement in a filing or other submission as required by Applicable Law or Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party reasonably in advance of such filing or other disclosure under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or Securities Regulator. Notwithstanding the foregoing, it is hereby understood and agreed that if a Party seeks to make a disclosure as required by Applicable Law or Securities Regulator as set forth in this Section 7.6, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

7.7Publicity.
7.7.1Press Release; Public Statements. Subject to Section 7.4, 7.6 and this Section 7.7, Prothena agrees not to (and shall cause its Affiliates not to) issue any press release or other public statement disclosing this Agreement, the activities hereunder, or the transactions contemplated hereby, unless such press release or other public statement is approved by Celgene in writing; provided that Prothena shall be authorized to make any disclosure, without the approval of Celgene, that is required by Applicable Laws (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator, or by judicial process, subject to and in accordance with Sections 7.4 and 7.6, as applicable. Without limiting the foregoing, and subject to the foregoing proviso, in the event that Prothena desires to issue an initial press release regarding the execution of this Agreement, Prothena shall have the right to do so provided that [***]. For the avoidance of doubt, [***].
7.7.2.Additional Restrictions on Disclosure. Without limiting any other restrictions on disclosure set forth in this Article 7, with respect to any press release or other public statement proposed to be made by Prothena, if such press release or public statement discloses, with respect to such Licensed Program, [***], such press release or other public statement may not be issued without Celgene’s prior written consent, except, for such disclosures by Prothena as required by Applicable Law or Securities Regulators (solely and to the extent Prothena’s counsel determines such disclosure is required by Applicable Law or Securities Regulators); provided that (i) in such case Prothena shall use reasonable efforts to afford Celgene a reasonable period of time to review any such disclosure and any comments made by Celgene will be considered in good faith and (ii) any information that has been previously publicly disclosed in accordance with this Agreement may be disclosed again as long as such disclosure does not exceed the scope of such prior public disclosure. Subject to the foregoing, in the event Celgene proposes that Prothena use specific wording or language with respect thereto, Prothena shall in good faith consider incorporating such wording or language.
7.7.3.Previously Issued Public Statements. The contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by the publishing Party or by such reviewing Party without a requirement for re-approval.
7.8Permitted Publications of Results.
7.8.1Publication. In the event Prothena (the “Publishing Party”) desires to publish or present any information (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) with respect to the results of the Licensed Program (including the results of a Phase 1 Clinical Trial under the Licensed Program), or with respect to the Licensed Target, any Licensed Antibody or Licensed Product, the Publishing Party shall provide Celgene with a copy of such proposed publication or presentation no less than [***] days (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if required due to circumstances outside of the Publishing Party’s control) prior to its intended submission for publication or public disclosure. For the avoidance of doubt, the foregoing shall apply with respect to each proposed publication or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

presentation regardless of whether a prior publication or presentation was provided (e.g., if an abstract is provided in accordance with this Section 7.8.1 and the Publishing Party wishes to publish the corresponding full manuscript, the full manuscript must be provided to Celgene pursuant to this Section 7.8.1). Celgene shall respond in writing promptly and in no event later than [***] days after receipt of the proposed material (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if notified by the Publishing Party and required due to circumstances outside of the Publishing Party’s control), with one or more of the following:
(a)comments on the proposed material, which the Publishing Party shall consider in good faith; and/or
(b)a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) if Celgene reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect the Licensed Target or any Licensed Antibody and/or Licensed Product, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until:
(i)with respect to publication or presentation of Licensed Program Non-Specific IP, Celgene is given a reasonable period of time, and in no event more than [***] days, to seek patent protection for any such Licensed Program Non-Specific IP in such publication or presentation which it believes is patentable or to resolve any other issues, or
(ii)with respect to publication or presentation of Licensed Program Specific IP, [***] for Celgene to (x) enable further development and optimization of such Licensed Program Specific IP (including related Licensed Antibodies and Licensed Products), (y) seek patent protection for any such Licensed Program Specific IP in such publication or presentation which it believes is patentable or (z) resolve any other issues; and/or
(c)an identification of Celgene’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by Celgene.
    Notwithstanding the foregoing or anything to the contrary contained herein, the restrictions set forth in this Section 7.8.1 shall not apply to publications or presentations by Celgene (or its Affiliates or sublicensees) and Celgene (and its Affiliates and sublicensees) shall be free to make publications and presentations with respect to results of the Licensed Program, the Licensed Target, Licensed Antibody and/or Licensed Product without the prior review or consent of Prothena.
7.8.2Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by the Publishing Party or the reviewing Party without a requirement for re-approval.
7.9Use of Names. Except as otherwise expressly set forth herein, no Party (or its respective Affiliates) shall use the name, trademark, trade name or logo of the other Party or its

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Affiliates, or its or their respective employee(s) in any publicity, promotion, news release or other public disclosure relating to this Agreement or its subject matter, without the prior written permission of the other Party; provided that such permission shall not be required to the extent use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s (or its Affiliate’s) securities are listed or traded.
7.10Clinical Trials Registry. Celgene (and its Affiliates and designees) shall have the right to publish registry information and summaries of data and results from any Clinical Trials conducted in connection with activities under this Agreement, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, without requiring the consent of Prothena. The Parties shall reasonably cooperate if required or reasonably requested by Celgene in order to facilitate any such publication by Celgene (and its Affiliates and designees).
7.11Relationship to Master Collaboration Agreement. Except as otherwise expressly stated in this Article 7, this Agreement supersedes the provisions of Article 8 of the Master Collaboration Agreement with respect to any Confidential Information related to the Licensed Program. the Licensed Target, Licensed Antibodies or Licensed Products (the “Licensed Program Confidential Information”); provided that, except as otherwise set forth herein, all “Confidential Information” of the “Disclosing Party” thereunder that is Licensed Program Confidential Information shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder, subject in all cases to Section 7.2. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to Article 8 of the Master Collaboration Agreement.
7.12Global License Agreement. Notwithstanding the foregoing provisions of this Article 7, if a Global License Agreement is entered into with respect to the Licensed Program, then the provisions of such Global License Agreement shall control with respect to Confidential Information related to the Licensed Program in lieu of this Article 7.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES; COVENANTS
8.1Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:
(a)such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;
(b)such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
(c)this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;
(d)the execution, delivery and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);
(e)no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Development or Commercialization activities, including conducting Clinical Trials, seeking, obtaining or maintaining Regulatory Approvals or applicable Regulatory Materials, or Manufacturing or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement; and
(f)it has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it as of the Effective Date for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Development or Commercialization activities, including conducting Clinical Trials, seeking, obtaining or maintaining Regulatory Approvals or applicable Regulatory Materials, or Manufacturing or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement.
8.2Representations and Warranties of Prothena. Except as set forth on Schedule 8.2 Prothena hereby represents and warrants to Celgene, as of the Effective Date, that:
(a)Schedules 1.47(b) and 1.64 contain a complete and accurate list of all Patents included in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, and Prothena Controls all such Patents. Except for the Prothena IP, (i) Prothena and its Affiliates do not own or control (by license or otherwise), as of the Effective Date, any Patent or Know-How that is necessary or useful to Develop, Manufacture or Commercialize the Licensed Target, Licensed Antibodies or Licensed Products and (ii) no other Know-How or Patents arose from, or were used in, the performance of the Licensed Program under the Master Collaboration Agreement. To Prothena’s and its Affiliates’ actual knowledge, all issued Patents within the Prothena IP are in full force and effect, and are not invalid or unenforceable, in whole or in part;
(b)no claim has been issued or served, or written threat of a claim or litigation made by any Person, against Prothena or its Affiliates that alleges that any Prothena IP is invalid or unenforceable;

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(c)neither Prothena nor its Affiliates own or otherwise control (through license or otherwise) any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, other than the Licensed Program Antibodies (all of which are set forth on Schedule 1.45) and the Licensed Program Products;
(d)[***];
(e)neither Prothena nor its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement, or the research, development, manufacture or commercialization of the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target;
(f)Prothena has the full right and authority to grant all of the rights and licenses granted to Celgene (or purported to be granted to Celgene) hereunder; and neither Prothena nor its Affiliates have granted any right or license to any Third Party relating to any of the Prothena IP or any other Licensed Program Asset, Licensed Target or Antibody (or any products constituting, incorporating, comprising or containing any such Antibody) that Targets the Licensed Target, that would conflict with [***] the rights or licenses granted to Celgene hereunder;
(g)Prothena is the sole and exclusive owner of the Prothena IP, except for the Prothena Licensed Collaboration IP that is licensed to Prothena (or its Affiliates) pursuant to the In-License Agreements set forth on Schedule 1.40. All Affiliates of Prothena have exclusively licensed or assigned all of their right, title and interest in and to the Prothena IP to Prothena. Neither Prothena nor its Affiliates have granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on the Prothena IP or other Licensed Program Asset, and the Prothena IP and the other Licensed Program Assets are free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;
(h)neither Prothena nor its Affiliates have received any written notice of any claim that any Patent or Know-How (including any trade secret right) owned or controlled by a Third Party would be infringed or misappropriated by the Development, Manufacture, or Commercialization of the Licensed Target, any Licensed Antibody or any Licensed Product;
(i)to Prothena’s and its Affiliates’ actual knowledge, (i) the Development and Manufacture of the Licensed Target, any Licensed Antibody or Licensed Product, as conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date, has not violated, infringed or misappropriated any intellectual property or proprietary right of any Third Party and (ii) [***];
(j)there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Prothena’s or its Affiliates’ knowledge, threatened against Prothena or its Affiliates which would reasonably be expected to adversely affect or restrict the ability of Prothena to consummate or perform the transactions contemplated under this Agreement, or which would affect the Prothena IP or other Licensed Program Assets, or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

Prothena’s Control thereof, or the Licensed Target or any Licensed Antibody or Licensed Product;
(k)neither Prothena nor its Affiliates have issued a claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Prothena IP, and, to Prothena’s and its Affiliates’ actual knowledge, no issued Patents within the Prothena IP are being infringed and no trade secrets within the Prothena IP are being misappropriated by any Third Party;
(l)neither Prothena nor its Affiliates have employed or otherwise used in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or otherwise in performing any portion of the Licensed Program. All Manufacture and Development (including non-clinical studies and Clinical Studies) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date (including the conduct of the Licensed Program under the Master Collaboration Agreement) has been conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP);
(m)neither Prothena nor its Affiliates have entered into any agreement under which Prothena or its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to the Licensed Target, or to any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, or to any Prothena IP, except for the In-License Agreements set forth on Schedule 1.40, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to research, develop, manufacture or commercialize the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, except (1) with respect to licenses or rights granted pursuant to the agreements set forth on Schedule 1.40 that were entered into in the ordinary course of business [***] and (2) with respect to [***]. The agreements set forth on Schedule 1.40 do not conflict with [***] the rights or licenses granted to Celgene hereunder;
(n)other than the Existing Program Agreements, Prothena (or its Affiliates, as applicable) has not entered into any agreement relating to the Development, Manufacture, Commercialization or other exploitation of the Licensed Target, Licensed Antibodies or Licensed Products, or the Prothena IP;
(o)with respect to each Existing Program Agreement and In-License Agreement, (i) it is in full force and effect; (ii) Prothena (or its Affiliate, as applicable) is not in breach thereof; (iii) Prothena (or its Affiliate, as applicable) has not received any notice from the counterparty to such Existing Program Agreement or In-License Agreement, as applicable, of Prothena’s (or its Affiliate’s, as applicable) breach or notice of threatened breach by Prothena (or its Affiliate, as applicable) thereof and (iv) Prothena has provided Celgene with [***] copy of each Existing Program Agreement and In-License Agreement;

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(p)Prothena has disclosed to Celgene all material information and data, and all material correspondences to/from any Regulatory Authority, existing as at the Effective Date in the possession or control of Prothena or its Affiliates, in each case related to the Licensed Program, Licensed Target, Licensed Antibodies or Licensed Products; and
(q)Prothena has not obtained, or filed, any INDs, MAAs or Regulatory Approvals or any other form of regulatory application for approval of Clinical Trials, marketing or other purpose, for any Licensed Antibodies or Licensed Products and, to Prothena’s and its Affiliates’ actual knowledge, no other Person has obtained, or filed for, any such INDs, MAAs or Regulatory Approvals.
8.3Additional Representations, Warranties and Covenants of Prothena. Prothena hereby further represents, warrants and covenants to Celgene that:
8.3.1.With respect to the In-License Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any In-License Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each In-License Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each In-License Agreement in full force and effect. Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each In-License Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to [***] if doing so [***]. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the In-License Agreements or notice of termination of any In-License Agreement.
8.3.2.With respect to the Existing Program Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any Existing Program Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each Existing Program Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each Existing Program Agreement in full force and effect, unless Prothena otherwise obtains Celgene’s prior written consent (such consent not to be unreasonably withheld). Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each Existing Program Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to [***]. Prothena shall not, and shall cause its Affiliates not to assign or otherwise transfer any Existing Program Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the Existing Program Agreements or notice of termination of any Existing Program Agreement.
8.3.3.In-License Agreements. At the written request of Celgene on case-by-case basis, Prothena shall (or shall cause its Affiliates to, as applicable) execute a written agreement, in a form reasonably acceptable to Celgene, with each Third Party that is a counterparty to the applicable In-License Agreement (each such counterparty, a “Prothena Licensor”) within [***] days after the date of such request, pursuant to which (a) in the event of an early termination of such In-License Agreement [***], on the same terms under which such Prothena Licensor grants

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

such license to Prothena (or its Affiliate, as applicable) under such In-License Agreement, (b) such Prothena Licensor [***].
8.3.4.Notwithstanding anything to the contrary contained herein, in the event that Celgene (or any of its Affiliates) obtains a license to any Patents, Know-How or other intellectual property from any Prothena Licensor, then Celgene [***].
8.3.5.Prothena shall promptly notify Celgene in writing if any Patents in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, becomes known to Prothena that are not listed on Schedule 1.47(b) or 1.64.
8.4Representations and Warranties of Celgene. Except as set forth on Schedule 8.4, Celgene hereby represents and warrants to Prothena, as of the Effective Date, that:
8.4.1there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Celgene’s actual knowledge, threatened against Celgene which would reasonably be expected to adversely affect or restrict the ability of Celgene to consummate or perform the transactions contemplated under this Agreement.
8.5Covenants.
8.5.1Mutual Covenants. Each Party hereby covenants to the other Party that:
(a)such Party and its Affiliates shall perform its activities pursuant to this Agreement in compliance (and shall ensure compliance by any of its subcontractors) with all Applicable Laws, including, to the extent applicable, GCP, GLP and GMP; and
(b)such Party and its Affiliates shall not employ or otherwise use in any capacity the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or in performing any activities, including Development Activities, under this Agreement. All Manufacture and Development (including non-clinical studies and Clinical Trials) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of each Party or its Affiliates under this Agreement after the Effective Date (including the conduct of Manufacturing for Clinical Trials) shall be conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP)
8.5.2Prothena Covenants. Prothena hereby covenants to Celgene that:
(a)Neither Prothena nor its Affiliates shall grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls (including the Prothena IP and other Licensed Program Assets), or otherwise with respect to any Licensed Antibody, Licensed Product or Diagnostic Product which conflict with, [***] any of the rights or licenses granted to Celgene hereunder; and

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(b)Except with respect to the performance of the Prothena Ongoing Program Activities in accordance with Section 2.3 (or as otherwise expressly agreed to by Celgene in writing, including as set forth in Section 2.7), neither Prothena nor its Affiliates shall use (and neither shall grant any Third Party the right to use) any Licensed Antibodies, Licensed Products or Diagnostic Products for any purposes in the Territory.
8.6Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT THE LICENSED PROGRAM WILL BE SUCCESSFUL, OR THAT ANY OTHER PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO THE LICENSED PROGRAM, THE LICENSED TARGET, ANY LICENSED ANTIBODY OR ANY LICENSED PRODUCT HEREUNDER.
ARTICLE 9
INDEMNIFICATION; INSURANCE
9.1Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Prothena and its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Prothena Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:
(a)the gross negligence or willful misconduct of Celgene or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Celgene’s performance of its obligations under this Agreement;
(b)any breach by Celgene of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or
(c)any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies and Licensed Products in the Territory by or on behalf of Celgene or its Affiliates or Sublicensees during the Term;
in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Prothena has an indemnification obligation pursuant to Section 9.2(a) or (b) for such Third Party Damages.
9.2Indemnification by Prothena. Prothena shall indemnify, defend and hold harmless Celgene, its Affiliates and its and their respective directors, officers, employees, agents,

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

successors and assigns (collectively, the “Celgene Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:
(a)the gross negligence or willful misconduct of Prothena or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Prothena’s performance of its obligations under this Agreement;
(b)any breach by Prothena of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or
(c)any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies (including Reversion Antibodies) and Licensed Products (including products containing Reversion Antibodies) by or on behalf of Prothena or its Affiliates or sublicensees;
in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1(a) or (b) for such Third Party Damages.
9.3Procedure. If a Party is seeking indemnification under Section 9.1 or 9.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 9.1 or 9.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 9.1 or 9.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims). The Indemnitor shall have the right to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 9.1 or 9.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitor shall not settle any claim without the prior written consent of the Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement (i) involves only the payment of money and will not result in the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief, (ii) does not require an admission by the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) and (iii) does not adversely affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement. The Indemnitee shall not settle or compromise any such claim without the prior written consent of the Indemnitor, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 9.1 or 9.2, as applicable, to any claim, pending resolution of the dispute pursuant to Section 11.8 the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or 9.2, as applicable, upon resolution of the underlying claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor, and shall make available to the Indemnitor all

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

pertinent information under the control of the Indemnitee, which information shall be subject to Article 7.
9.4Insurance. During the Term and for a period of [***] years thereafter, each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement (including, with respect to its Clinical Trials), and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement. It is understood that such insurance shall not be construed to create a limit on either Party’s liability with respect to its indemnification obligations under this Article 9, or otherwise.
9.5LIMITATION OF LIABILITY. NEITHER PROTHENA NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 9.1 OR 9.2 IN CONNECTION WITH ANY THIRD PARTY CLAIMS[***].
ARTICLE 10
TERM AND TERMINATION
10.1Term; Expiration.
10.1.1Term. Subject to Section 3.2 of the Master Collaboration Agreement, this Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect until it expires as follows (the “Term”):
(a)on a Licensed Product-by-Licensed Product basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product; and
(b)in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in the Territory.
10.1.2Effect of Expiration. After the expiration of the Term pursuant to Section 10.1.1 above, the following terms shall apply:
(a)Licenses after Licensed Product Expiration. After expiration of the Term with respect to a given Licensed Product pursuant to Section 10.1.1(a), the licenses set

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

forth in Section 6.1 with respect to such Licensed Product (and the Licensed Antibody contained therein) and related Diagnostic Products will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
(b)Licenses after Expiration of Agreement. After expiration of the Term with respect to this Agreement in its entirety pursuant to Section 10.1.1(b), all licenses set forth in Section 6.1 will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
10.2Termination for Breach.
10.2.1Material Breach. This Agreement may be terminated by a Party for the material breach by the other Party of this Agreement provided that the breaching Party has not cured such breach within ninety (90) days after the date of written notice to the breaching Party of such breach (or thirty (30) days in the case of a breach as a result of non-payment of any amounts due under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement. For clarity, but subject to Section 10.2.2, the Cure Period for any allegation made as to a material breach under this Agreement will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement under this Section 10.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] days so long as the breaching Party continues to use commercially reasonable efforts to cure such material breach during such extension period. For the avoidance of doubt, termination of this Agreement pursuant to this Section 10.2.1 shall terminate the Master Collaboration Agreement solely with respect to the Licensed Program but shall not terminate the Master Collaboration Agreement with respect to any other Programs or any other U.S. License Agreement or Global License Agreement for any other Program.
10.2.2Disagreement as to Material Breach. Notwithstanding Section 10.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement pursuant to Section 10.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] days following such notice of alleged material breach, for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***] Business Days following referral of such matter, whether or not a material breach has occurred pursuant to Section 10.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] Business Day period after it is referred to them, the matter will be resolved as provided in Section 11.8; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) subject to Section 10.12, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach, after such determination, within

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

the Cure Period (as may be extended in accordance with Section 10.2.1) which shall commence as of the date of such determination.
10.3Voluntary Termination. Celgene may terminate this Agreement at will, in its sole discretion, in its entirety upon sixty (60) days’ prior written notice to Prothena at any time.
10.4Termination for Bankruptcy. If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 6.5 shall apply.
10.5Termination for Failure to Commence Preliminary Activities in Support of Clinical Trial. In the event that (i) Celgene does not exercise its Phase 1 Option for the Licensed Program in accordance with the Master Collaboration Agreement prior to the end of the Phase 1 Option Term for the Licensed Program and (ii) Celgene (or its Affiliates or Sublicensees) does not, within [***] months after the end of the Phase 1 Option Term for the Licensed Program (the “Clinical Trial Preliminary Activities Outside Date”), engage in any activities in support of an IND for a Clinical Trial for a Licensed Product, then Prothena may terminate this Agreement in its entirety upon [***] days’ prior written notice to Celgene; provided that such termination notice is provided within [***] days after the Clinical Trial Preliminary Activities Outside Date. Notwithstanding the foregoing, the Clinical Trial Preliminary Activities Outside Date shall be automatically extended by one day for each day that Celgene (or its Affiliates or Sublicensees, as applicable) is delayed from engaging in activities in support of the commencement of a Clinical Trial for a Licensed Product caused by [***], including delays caused by Regulatory Authorities (including regulatory or clinical hold).
10.6Termination for Patent Challenge. Prothena shall have the right to terminate this Agreement upon written notice if Celgene or any Affiliate of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Prothena IP that is licensed to Celgene under this Agreement, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order). If a Sublicensee of Celgene with respect to any Prothena IP challenges the validity, scope or enforceability of or otherwise opposes any Patent included in such Prothena IP under which such Sublicensee is sublicensed in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order), then Celgene shall, upon written notice from Prothena, terminate such sublicense.
10.7Termination Upon Execution of Global License Agreement for Licensed Program. This Agreement shall automatically terminate if the Parties (or their respective Affiliates, as applicable) enter into a Global License Agreement for the Licensed Program in accordance with the terms of the Master Collaboration Agreement.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

10.8Effects of Expiration or Termination; Additional Remedies.
10.8.1Termination by Prothena Pursuant to Section 10.2, 10.4, 10.5 or 10.6, or by Celgene Pursuant to Section 10.3 or Section 10.14. In the event this Agreement is terminated by Prothena pursuant to Section 10.2, 10.4 ,10.5 or 10.6, or by Celgene pursuant to Section 10.3, upon the effective date of such termination:
(a)the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);
(b)except as set forth in this Section 10.8.1 or Sections 10.10 or 10.11, all rights and licenses granted herein shall terminate;
(c)any and all Collaboration Specific IP shall thereafter no longer be deemed to be Collaboration Specific IP;
(d)each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and
(e)notwithstanding the foregoing provisions of this Section 10.8.1, the licenses granted to Celgene hereunder shall survive for [***] months following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] month period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell any work-in-progress and any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.
10.8.2Termination by Celgene Pursuant to Section 10.2 or 10.4. In the event this Agreement is terminated by Celgene pursuant to Section 10.2 or 10.4, upon the effective date of such termination:
(a)the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);
(b)except as set forth in this Section 10.8.2 or Sections 10.10 or 10.11, all rights and licenses granted herein shall terminate;
(c)any and all Collaboration Specific IP hall thereafter no longer be deemed to be Collaboration Specific IP;

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(d)each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and
(e)notwithstanding the foregoing provisions of this Section 10.8.2, the licenses granted to Celgene hereunder shall survive for [***] months following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] month period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell any work-in-progress and any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.
10.8.3Termination Pursuant to Section 10.7. In the event this Agreement is terminated pursuant to Section 10.7, upon the effective date of such termination, except as set forth in Section 10.11, all rights and licenses granted herein shall terminate.
10.9Certain Additional Remedies of Celgene in Lieu of Termination. In the event that (i) Celgene notifies Prothena in writing of a material breach of this Agreement by Prothena, and (ii) Celgene would have the right to terminate this Agreement pursuant to Section 10.2, then in lieu of Celgene terminating pursuant to Section 10.2, and without limiting any other rights or remedies of Celgene, Celgene may elect to have this Agreement continue in full force and effect by providing written notice thereof to Prothena; provided, however, that if Celgene so elects to continue this Agreement, [***].
10.10Prothena Reversion Antibodies. If this Agreement terminates, except for any termination by Celgene pursuant to Section 10.2 or 10.4 or termination pursuant to Section 10.7, then the provisions of this Section 10.10 (and for the avoidance of doubt, the provisions of this Section 10.10 shall not apply in the case of termination by Celgene pursuant to Section 10.2 or 10.4 or termination pursuant to Section 10.7).
10.10.1Reversion. All Licensed Program Antibodies that were the subject of Clinical Trials conducted by Celgene pursuant to this Agreement shall be automatically and immediately deemed “Prothena Reversion Antibodies”. Celgene shall grant and hereby grants to Prothena a non-exclusive, royalty-free, license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering the constituting inventions that were actually incorporated by Celgene, pursuant to its activities hereunder during the Term, into the Prothena Reversion Antibodies as they exist as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies (as they exist as of such termination effective date) in the Field in the Territory; [***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

10.10.2Effects of Reversion. With respect to each Prothena Reversion Antibody:
(a)Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Prothena, within a reasonable time, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination), subject to [***], copies of (i) [***] Clinical Trial data and results generated by or on behalf of Celgene or its Affiliates in the Development of Prothena Reversion Antibodies pursuant to this Agreement, and (ii) [***] relating to the manufacture of such Prothena Reversion Antibodies; in each case, to the extent in Celgene’s possession as of the termination effective date [***]. For clarity, Prothena shall have the right to use the foregoing [***] solely in connection with the exercise of Prothena’s rights under Section 10.10.1;
(b)Celgene shall transfer within a reasonable time to Prothena, at Prothena’s request (provided that such request was made within [***] after the effective date of termination), and [***], [***] Regulatory Filings in the Territory [***] for the Prothena Reversion Antibodies [***] by Celgene or its Affiliates as of the termination effective date; [***];
(c)Celgene shall otherwise cooperate reasonably with Prothena to provide a transfer of the materials described in the foregoing provisions of this Section 10.10.2, [***];
(d)As and to the extent a Third Party is Manufacturing such Prothena Reversion Antibody for Celgene or its Affiliate, Celgene shall use reasonable efforts, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination) [***], to [***]. Additionally, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination), Celgene shall transfer to Prothena [***] supplies of such Prothena Reversion Antibody [***] by Celgene and then in Celgene’s possession, for a price equal to Celgene’s [***];
(e)To the extent that Celgene or its Affiliate owns any trademark(s) and/or domain names that [***] a Prothena Reversion Antibody in the Territory that [***] for the Commercialization of a Prothena Reversion Antibody (as then [***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene or its Affiliate), Prothena shall have the right to [***]. Prothena shall exercise such right by written notice to Celgene within [***] days after such Licensed Antibody or Licensed Product becomes a Prothena Reversion Antibody; and
(f)If Celgene or its Affiliate has obtained a license from a Third Party and Prothena is a sublicensee under such license pursuant to Section 10.10.1, then Prothena [***]. Notwithstanding the provisions of Section 10.10.1, Prothena shall not get a sublicense of any Third Party intellectual property pursuant to Section 10.10.1 unless such sublicense is allowed pursuant to and in accordance with the agreement between Celgene and such Third Party.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

10.11Surviving Provisions.
10.11.1Accrued Rights; Remedies. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at Applicable Law.
10.11.2Survival. Without limiting the provisions of Section 10.11.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: ARTICLE 1 (to the extent the definitions are used in other surviving provisions), Section 2.2.4 (in the case of expiration only), Section 2.2.5 (in the case of expiration only), ARTICLE 5 (as to payment obligations accrued prior to the effectiveness of termination or expiration of this Agreement), Section 6.3, Section 6.4, Section 6.5, Section 6.6, Section 6.12 (solely if there is no other U.S. License Agreement or Global License Agreement covering the applicable Joint Patents), ARTICLE 7, Section 8.6, ARTICLE 9, Section 10.1.2, Section 10.8, Section 10.9, Section 10.10, Section 10.11, Section 10.12, Section 10.13, Section 10.14 and ARTICLE 11.
10.12Milestone Payments. Notwithstanding anything to the contrary contained herein, in the event notice of termination of this Agreement is given prior to achievement of a given milestone set forth in Section 5.3 or 5.4, Celgene shall not be obligated to make any Regulatory Milestone Payment or Sales Milestone Payment to Prothena with respect to any milestone achieved following the notice of such termination.
10.13Relationship to Other Agreements. Termination of this Agreement shall not affect in any way the terms or provisions of any other then-existing executed U.S. License Agreements or Global License Agreements.
10.14Termination by [***] for Safety Reason. Either Party may suspend conduct of any Development activity delegated to a Party hereunder, and [***] further may terminate this Agreement on a Licensed Antibody-by-Licensed Antibody or Licensed Product-by-Licensed Product basis upon written notice to the other Party based on a Safety Reason. In the Event of such suspension or notice of termination for a Safety Reason, prior to the suspending or terminating Party providing written notice, each Party’s safety committee shall, to the extent practicable, meet and discuss in good faith the safety concerns raised by the suspending or terminating Party and consider in good faith the input, questions and advice of the non-suspending or non-terminating Party. The Party suspending the conduct of a Development activity for a Safety Reason shall be responsible, at its expense, for the suspension, and [***], for the wind-down of any Development of the applicable Licensed Antibody or Licensed Product (including any Clinical Trials for the applicable Licensed Product being conducted by or on behalf of [***]) and any Commercialization activities for the applicable Licensed Product. In the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

event of a termination under this Section 10.14, such termination shall become effective upon the date that [***] notifies [***] in writing that such wind-down is complete. [***] Notwithstanding anything to the contrary in this Agreement [***]. For clarity, the Parties acknowledge and agree that, notwithstanding the terms set forth in the Form of U.S. License Agreement and Form of Global License Agreement attached to the Master Collaboration Agreement, any U.S. License Agreements and Global License Agreements entered into following the date hereof shall reflect the terms and conditions agreed upon in this Section 10.14.
ARTICLE 11
MISCELLANEOUS
11.1Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction. If the final judgment of such court declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid, void or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
11.2Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 11.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:
    If to Celgene:
Celgene Switzerland LLC
c/o Bristol-Myers Squibb Company
430 East 29th Street
14th Floor, NY, NY 10016

        Attention:    [***]

    With copies to:
Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ 08543-4000
Attention: Executive Vice President, Strategy & Business Development

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

and

Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ 08543-4000
Attention: Senior Vice President and Associate General Counsel, Transactions Law

    If to Prothena:
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands, Dublin 2, D02 VK60
Ireland
Attention:     Company Secretary
With copies to:

    Prothena Biosciences Inc.
331 Oyster Point Boulevard
South San Francisco, CA, 94080
U.S.A.
Attention: Legal Department

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 11.2.
11.3Force Majeure. A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, epidemics, pandemics (provided, however, that the Parties [***], acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

11.4Assignment.
11.4.1Generally. Except as expressly permitted herein, this Agreement may not be assigned or transferred by any Party, nor may any Party assign or transfer any rights or obligations created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld.
11.4.2Celgene. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.5.2 and the remaining provisions of this Section 11.4.2, Celgene may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Celgene shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.
11.4.3Prothena. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.5.2 and the remaining provisions of this Section 11.4.3, Prothena may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Prothena shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets.
11.4.4Intellectual Property of Acquiror. Notwithstanding anything to the contrary in this Agreement, if a Party undergoes a Change of Control with, or is otherwise is acquired by a Third Party after the Effective Date, then with respect to any intellectual property rights controlled by such Third Party or its Affiliates (other than one of the Parties to this Agreement or any of its Affiliates immediately prior to such transaction), such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held immediately prior to such transaction by such Third Party or any of its Affiliates (other than the relevant Party to this Agreement or any of its Affiliates immediately prior to such transaction), and developed outside the scope of activities conducted with respect to the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement. The Prothena IP shall also exclude any intellectual property developed [***] by such Third Party [***]; provided that, (a) such intellectual property is developed independently of the activities under this Agreement, the Collaboration, any Program, the Collaboration Agreement, any U.S. License Agreement or any Global License Agreement [***], (b) Prothena and its Affiliates put in place firewalls and other protections [***] and (c) [***].
11.4.5All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the applicable Party. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.
11.5Change of Control and Other Acquisition Transactions of [***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

11.5.1Notwithstanding anything to the contrary in this Agreement, the Collaboration Agreement, or any other U.S. License Agreement or Global License Agreement (whether the Acquisition Transaction is completed prior to or following execution thereof), (each, a “Transaction Agreement”), if, following the Effective Date, [***] undergoes a Change of Control with, or is otherwise acquired (whether by merger or acquisition of all or substantially all of its shares or assets) by a Third Party (an “Acquisition Transaction”), and as of the date of such Acquisition Transaction or any time thereafter, such Third Party or any of its Affiliates [***] owns or has or obtains rights to a [***], that, following such Acquisition Transaction, (a) [***] or (b) [***]; provided that (x) [***] or, except as explicitly provided pursuant to a separate agreement between [***] and such Third Party or any of its Affiliates [***] with such separate agreement [***] the Acquisition Transaction, [***].
11.5.2Without limiting Section 11.5.1 of this Agreement:
(a)[***];
(b)[***]; and
(c)[***].
11.5.3Personnel. For purposes of Sections 4.4 and 11.4.4 of this Agreement, Section 12.4.4 of the Collaboration Agreement, Sections 4.4, 4.5.2 and 11.4.4 of the Form of Global License Agreement attached to the Collaboration Agreement, and Sections 4.4 and 11.4.4 of the Form of U.S. License Agreement attached to the Collaboration Agreement, [***].
11.5.4New Transaction Agreements. For clarity, the Parties acknowledge and agree that, notwithstanding the terms set forth in the Form of U.S. License Agreement and Form of Global License Agreement attached to the Collaboration Agreement, any U.S. License Agreements and Global License Agreements entered into following the date hereof shall reflect the terms and conditions agreed upon in this Section 11.5.
11.6Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.
11.7WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
11.8Choice of Law; Dispute Resolution.
11.8.1Choice of Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws or renvoi and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided, however, that with respect to matters involving the validity or infringement of intellectual property rights in a given country, such matter may be brought in the applicable country (in accordance with Section 11.8.3) and the Applicable Laws of the applicable country shall apply (subject to Section 6.6.1).
11.8.2Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in Section 11.8.3 will be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement or the transactions contemplated by this Agreement (each, a “Dispute”); provided that decisions that are subject to the decision making authority of a given Party, as expressly set forth in this Agreement, will not be subject to the provisions of Section 11.8.3 so long as such decisions are made in accordance with this Agreement.
11.8.3Jurisdiction.
(a)Except as otherwise set forth in this Section 11.8.3, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any Dispute (except in respect of an Excluded Claim, where jurisdiction is non-exclusive) will be the state and federal courts located in the Borough of Manhattan in New York, New York, USA. Each Party hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan in New York, New York, USA for any action, suit or proceeding arising out of such Dispute, and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of such Dispute in the state and federal courts of the Borough of Manhattan in New York, New York, USA and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that process may be served upon it in the manner specified in Section 11.2 and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction or provisional relief) in respect of any Dispute relating to this Agreement that the Parties have sought to resolve the Dispute by either Party notifying the other Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within [***] Business Days of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the Dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement, including this Section 11.8.3.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

(b)Notwithstanding the provisions of Section 11.8.3(a), either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or equity. In addition, notwithstanding the provisions of Section 11.8.3(a) either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to Section 11.8.3(a).
(c)Until final resolution of the dispute through judicial determination, (i) this Agreement will remain in full force and effect and (ii) the time periods for cure as to any termination will be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if a court determines that such payments are not due.
(d)As used in this Section 11.8, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.
11.9Relationship of the Parties. Prothena and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Prothena as a partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Prothena. Neither Prothena nor Celgene, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or Prothena, respectively, or to bind Celgene or Prothena, respectively, to any contract, agreement, or undertaking with any Third Party.
11.10Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.
11.11Entire Agreement. This Agreement, together with the attached Exhibits and Schedules and the Master Collaboration Agreement, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. In the event of a conflict between the provisions of this Agreement and the Master Collaboration Agreement with respect to the Licensed Program, the provisions of this Agreement shall control.
11.12Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.
11.13Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.
11.14Interpretation.
11.14.1Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
11.14.2Definitions; Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The words “including,” “includes,” “include,” “for example,” and “e.g.” and words of similar import will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context requires otherwise or otherwise specifically provided, (i) all references herein to Articles, Sections, Schedules or Exhibits shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.
11.14.3Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended, and (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns (subject to Section 11.4).
11.14.4Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.
11.14.5Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.
11.14.6Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).
11.15Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.
11.16Extension to Affiliates. Subject to Sections 5.5.2 and 11.4, Celgene shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Celgene. Celgene shall remain fully liable for any acts or omissions of such Affiliates.
11.17Financial Transparency. Prothena acknowledges that Celgene is subject to applicable laws related to the collection and reporting of any payments or transfers of value to certain healthcare providers and teaching hospitals (collectively, “Financial Transparency Laws”), which include, without limitation, relevant provisions of the Affordable Care Act of 2010 and its implementing regulations for the United States along with similar laws and regulations in other countries. Prothena shall reasonably cooperate with Celgene, at Celgene’ cost for Prothena’s reasonable expenses, in its compliance with Financial Transparency Laws and promptly provide any information reasonably requested by Celgene in connection with this Agreement in a mutually agreed upon format to the extent reasonably necessary for Celgene to comply with its obligations under the Financial Transparency Laws. Celgene shall have the right to allocate payments or other transfers of value in connection with this Agreement in any required reporting under Financial Transparency Laws in accordance with its normal business practices.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

[Signature Page Follows]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this U.S. LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

PROTHENA BIOSCIENCES LIMITED	CELGENE SWITZERLAND LLC

By: /s/ Yvonne Tchrakian	By: /s/ Kevin Mello

Name: Yvonne Tchrakian	Name: Kevin Mello

Title: Director	Title: Manager

[Signature Page to U.S. License Agreement]

AMENDMENT NUMBER ONE
TO
U.S. LICENSE AGREEMENT
THIS AMENDMENT NUMBER ONE TO U.S. LICENSE AGREEMENT (this “Amendment”) is effective as of August 12, 2021 (the “Amendment Effective Date”) and is made and entered into by and between Prothena Biosciences Limited (“Prothena”) and Celgene Switzerland LLC (“Celgene”).
RECITALS
WHEREAS, Prothena and Celgene are parties to that certain U.S. License Agreement, dated as of July 30, 2021, (the “Agreement”); and
WHEREAS, Prothena and Celgene wish to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, Prothena and Celgene, intending to be legally bound hereby, agree as follows, effective as of the Amendment Effective Date:
AGREEMENT
1.Amendments. Sections 11.4.4 and 11.5 of the Agreement are hereby amended by inserting the word “Master” immediately prior to every instance of the term “Collaboration Agreement” in such sections. For the avoidance of doubt, such terms will now read “Master Collaboration Agreement” rather than “Collaboration Agreement”.
2.Defined Terms. Capitalized terms used in this Amendment (including in the Recitals) but that are not defined herein shall have the meanings given to them in the Agreement.
3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.Miscellaneous. Except as specifically set forth herein, all the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing one counterpart. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Amendment, together with the Agreement as amended hereby, shall supersede and replace any prior agreement between the parties relating to the subject matter hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the Amendment Effective Date set forth above.

PROTHENA BIOSCIENCES LIMITED        CELGENE SWITZERLAND LLC

By: /s/ Yvonne Tchrakian        By: /s/ Kevin Mello

Printed Name: Yvonne Tchrakian        Printed Name: Kevin Mello

Title: Director                         Title: Manager

Date: August 12, 2021        Date: August 12, 2021

Signature Page to Amendment Number One to U.S. License Agreement

AMENDMENT NUMBER TWO
TO
U.S. LICENSE AGREEMENT
THIS AMENDMENT NUMBER TWO TO U.S. LICENSE AGREEMENT (this “Amendment”) is effective as of September 8, 2021 (the “Amendment Effective Date”) and is made and entered into by and between Prothena Biosciences Limited (“Prothena”) and Celgene Switzerland LLC (“Celgene”).
RECITALS
WHEREAS, Prothena and Celgene entered into that certain U.S. License Agreement, dated as of July 30, 2021, which was amended by Amendment Number One to U.S. License Agreement having an effective date of August 12, 2021 (as amended, the “Agreement”); and
WHEREAS, Prothena and Celgene wish to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, Prothena and Celgene, intending to be legally bound hereby, agree as follows, effective as of the Amendment Effective Date:
AGREEMENT
1.Amendment. Section 10.14 of the Agreement is hereby deleted in its entirety and replaced with the following:
“10.14    Termination for Safety Reason. Either Party may suspend conduct of any Development activity delegated to a Party hereunder, and [***] further may terminate this Agreement on a Licensed Antibody-by-Licensed Antibody or Licensed Product-by-Licensed Product basis, upon written notice to the other Party based on a Safety Reason. In the Event of such suspension or notice of termination for a Safety Reason, prior to the suspending or terminating Party providing written notice, each Party’s safety committee shall, to the extent practicable, meet and discuss in good faith the safety concerns raised by the suspending or terminating Party and consider in good faith the input, questions and advice of the non-suspending or non-terminating Party. The Party suspending the conduct of a Development activity for a Safety Reason shall be responsible, at its expense, for the suspension, and [***], for the wind-down of any Development of the applicable Licensed Antibody or Licensed Product (including any Clinical Trials for the applicable Licensed Product being conducted by or on behalf of [***]) and any Commercialization activities for the applicable Licensed Product. In the event of a termination under this Section 10.14, such termination shall become effective upon the date that [***] notifies [***] in writing that such wind-down is complete. [***] For clarity, the Parties acknowledge and agree that, notwithstanding the terms set forth in the Form of U.S. License Agreement and Form of Global License Agreement attached to the Master Collaboration Agreement, any U.S. License Agreements and Global License Agreements entered into following the date hereof shall reflect the terms and conditions agreed upon in this Section 10.14.”
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

2.Defined Terms. Capitalized terms used in this Amendment (including in the Recitals) but that are not defined herein shall have the meanings given to them in the Agreement.
3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
4.Miscellaneous. Except as specifically set forth herein, all the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing one counterpart. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Amendment, together with the Agreement as amended hereby, shall supersede and replace any prior agreement between the parties relating to the subject matter hereof.
[Signature Page Follows]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both not material and not material and the type of information that the registrant customarily and actually treats as private and confidential.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the Amendment Effective Date set forth above.

PROTHENA BIOSCIENCES LIMITED        CELGENE SWITZERLAND LLC

By: /s/ Olivia Waldron        By: /s/ Kevin Mello

Printed Name: Olivia Waldron        Printed Name: Kevin Mello

Title: Assistant Company Secretary             Title: Manager

Date: September 14, 2021        Date: September 14, 2021

Signature Page to Amendment Number Two to U.S. License Agreement